DBX ETF Trust

Deutsche X-trackers MSCI Emerging Markets Hedged Equity ETF (DBEM)

Deutsche X-trackers MSCI EAFE Hedged Equity ETF (DBEF)

Deutsche X-trackers MSCI Brazil Hedged Equity ETF (DBBR)

Deutsche X-trackers MSCI Germany Hedged Equity ETF (DBGR)

Deutsche X-trackers MSCI Japan Hedged Equity ETF (DBJP)

Deutsche X-trackers MSCI Asia Pacific ex Japan Hedged Equity ETF (DBAP)

Deutsche X-trackers MSCI Europe Hedged Equity ETF (DBEU)

Deutsche X-trackers MSCI United Kingdom Hedged Equity ETF (DBUK)

Deutsche X-trackers MSCI All World ex US Hedged Equity ETF (DBAW)

Deutsche X-trackers MSCI South Korea Hedged Equity ETF (DBKO)

Deutsche X-trackers MSCI Mexico Hedged Equity ETF (DBMX)

Deutsche X-trackers Regulated Utilities ETF (UTLT)

Deutsche X-trackers Solactive Investment Grade Subordinated Debt ETF (SUBD)

Deutsche X-trackers Municipal Infrastructure Revenue Bond ETF (RVNU)

Dated October 1, 2014, as revised July 1, 2015

This combined Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the current prospectus (the “Prospectus”) for the above-referenced funds (each a “Fund” and collectively the “Funds”) of DBX ETF Trust (the “Trust”), as such Prospectus may be revised or supplemented from time to time. Each Fund is listed on NYSE Arca, Inc.

The respective Prospectus for the Funds included in this SAI is dated October 1, 2014. Capitalized terms used herein that are not defined have the same meaning as in such Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust’s distributor, ALPS Distributors, Inc. (the “Distributor”), at 1290 Broadway, Suite 1100, Denver, Colorado 80203, calling 1-855-329-3837 (1-855-DBX-ETFS) or visiting www.deutsche-etfs.com.

General Description of the Trust and its Funds

The Trust currently consists of 27 investment series or portfolios. The Trust was organized as a Delaware statutory trust on October 7, 2010 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The offering of each Fund’s shares (the “Shares”) is registered under the Securities Act of 1933, as amended (the “1933 Act”).

Effective August 11, 2014, the Board of Trustees (the “Board”), approved changes to the names of each Fund currently comprising the Trust as follows:

Old Name	New Name
db X-trackers MSCI Emerging Markets Hedged Equity Fund	Deutsche MSCI Emerging Markets Hedged Equity ETF
db X-trackers MSCI EAFE Hedged Equity Fund	Deutsche X-trackers MSCI EAFE Hedged Equity ETF
db X-trackers MSCI Brazil Hedged Equity Fund	Deutsche X-trackers MSCI Brazil Hedged Equity ETF
db X-trackers MSCI Germany Hedged Equity Fund	Deutsche X-trackers MSCI Germany Hedged Equity ETF
db X-trackers MSCI Japan Hedged Equity Fund	Deutsche X-trackers MSCI Japan Hedged Equity ETF
db X-trackers MSCI Asia Pacific ex Japan Hedged Equity Fund	Deutsche X-trackers MSCI Asia Pacific ex Japan Hedged Equity ETF
db X-trackers MSCI Europe Hedged Equity Fund	Deutsche X-trackers MSCI Europe Hedged Equity ETF
db X-trackers MSCI United Kingdom Hedged Equity Fund	Deutsche X-trackers MSCI United Kingdom Hedged Equity ETF
db X-trackers MSCI All World ex US Hedged Equity Fund	Deutsche X-trackers MSCI All World ex US Hedged Equity ETF
db X-trackers MSCI South Korea Hedged Equity Fund	Deutsche X-trackers MSCI South Korea Hedged Equity ETF
db X-trackers MSCI Mexico Hedged Equity Fund	Deutsche X-trackers MSCI Mexico Hedged Equity ETF
db X-trackers Regulated Utilities Fund	Deutsche X-trackers Regulated Utilities ETF
db X-trackers Solactive Investment Grade Subordinated Debt Fund	Deutsche X-trackers Solactive Investment Grade Subordinated Debt ETF
db X-trackers Municipal Infrastructure Revenue Bond Fund	Deutsche X-trackers Municipal Infrastructure Revenue Bond ETF

The investment objective of each Fund is to provide investment results that correspond generally to the performance, before fees and expenses, of a specified benchmark index (each, an “Underlying Index”). Each Fund, except the Deutsche X-trackers Regulated Utilities ETF, Deutsche X-trackers Solactive Investment Grade Subordinated Debt ETF and the Deutsche X-trackers Municipal Infrastructure Revenue Bond ETF, is managed by DBX Advisors LLC (the “Adviser”) and is sub-advised by TDAM USA Inc. (“TDAM”). The Deutsche X-trackers Municipal Infrastructure Revenue Bond ETF is managed by the Adviser and is sub-advised by Deutsche Asset and Wealth Management (“DIMA”). The Deutsche X-trackers Regulated Utilities ETF is managed by the Adviser. Each of TDAM and DIMA are also referred to as a “Sub-Adviser.”

Each Fund offers and issues Shares at their net asset value (“NAV”) per Share only in aggregations of a specified number of Shares (“Creation Units”), generally in exchange for a basket of securities and other instruments included in its Underlying Index (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”). Shares of the Funds are expected to be listed and trade on NYSE Arca, Inc. (the “Exchange”). Shares trade in the secondary market at market prices that may be at, above or below NAV. Shares are redeemable only in Creation Units and, partially for cash and partially in-kind for securities and other instruments generally included in a Fund’s Underlying Index. A Creation Unit consists of 50,000 Shares thereof except for Deutsche X-trackers MSCI EAFE Hedged Equity ETF, for which a Creation Unit consists of 200,000 Shares.

The Trust reserves the right to offer a “cash” option for creations and redemptions of Shares. Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain with the Trust a cash deposit, equal to at least 115%, which the Adviser may change from time to time, of the market value of the omitted Deposit Securities. See the Creation and Redemption of Creation Units section of this SAI. Transaction fees for cash creations and redemptions may be higher than the transaction fees associated with in-kind creations and redemptions.

Exchange Listing and Trading

A discussion of exchange listing and trading matters associated with an investment in each Fund is contained in the Shareholder Information section of the Funds’ Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the Prospectus.

Shares of each Fund will be listed for trading and will trade throughout the day on the Exchange. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of any Fund will continue to be met. The Exchange may, but is not required to, remove the Shares of a Fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of Fund Shares, there are fewer than 50 beneficial owners of Shares of the Fund for 30 or more consecutive trading days; (ii) the value of the Underlying Index on which a Fund is based is no longer calculated or available; (iii) the “indicative optimized portfolio value” (“IOPV”) of a Fund is no longer calculated or available; or (iv) any other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will also remove Shares of a Fund from listing and trading upon termination of the Fund.

As in the case of other publicly-traded securities, when you buy or sell Shares through a broker you will incur a brokerage commission determined by that broker.

In order to provide additional information regarding the indicative value of Shares of the Fund, the Exchange or a market data vendor disseminates every 15 seconds through the facilities of the Consolidated Tape Association or other widely disseminated means an updated IOPV for the Fund as calculated by an information provider or market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs and makes no representation or warranty as to the accuracy of the IOPVs.

An IOPV has a securities component and a cash component. The securities values included in an IOPV are the values of the Deposit Securities for a Fund. While the IOPV reflects the current market value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit, it does not necessarily reflect the precise composition of the current portfolio of securities held by a Fund at a particular point in time because the current portfolio of the Fund may include securities that are not a part of the current Deposit Securities. Therefore, a Fund’s IOPV disseminated during the Exchange trading hours should not be viewed as a real-time update of the Fund’s NAV, which is calculated only once a day.

The cash component included in an IOPV consists of estimated accrued interest, dividends and other income, less expenses. If applicable, each IOPV also reflects changes in currency exchange rates between the U.S. dollar and the applicable currency.

The Trust reserves the right to adjust the Share prices of Funds in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

Investment Strategies and Risks

Each Fund is managed to track the performance of its Underlying Index. Each Fund, except the Deutsche X-trackers Regulated Utilities ETF, the Deutsche X-trackers Municipal Infrastructure Revenue Bond ETF and the Deutsche X-trackers Solactive Investment Grade Subordinated Debt ETF, will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of issuers located in the markets and sectors specified in the applicable Fund’s name and in instruments designed to hedge the Fund’s exposure to non-U.S. currencies.

Under normal circumstances, the Deutsche X-trackers Municipal Infrastructure Revenue Bond ETF invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in securities issued by municipalities across the United States which are classified as “municipal infrastructure revenue” bonds based on the Underlying Index’s criteria, as well as in other securities whose income is free from regular federal income tax. Because municipal securities that pay interest subject to the alternative minimum tax (“AMT”) may be included in the Underlying Index without limit, the Fund may invest an unlimited amount of its net assets in municipal securities whose income is subject to the AMT.

The Deutsche X-trackers Solactive Investment Grade Subordinated Debt ETF will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in (a) subordinated or junior subordinated debt securities and (b) debt securities that are investment grade (i.e., rated at least BBB- by Standard & Poor’s Ratings Services, Inc. (“S&P”) or Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), or if unrated, deemed by the Adviser and/or Sub-Adviser to be of comparable quality. In addition, each Fund will invest at least 80% of its total assets (but typically far more) in instruments that comprise its respective Underlying Index. Each Fund, except the Deutsche X-trackers Solactive Investment Grade Subordinated Debt ETF and Deutsche X-trackers Municipal Infrastructure Revenue Bond ETF, may also invest in depositary receipts (which are securities issued by banks representing an issuer’s shares that are publicly traded in another country) in respect of equity securities that comprise the applicable Underlying Index to seek performance that corresponds to the Fund’s respective Underlying Index. Investments in such depositary receipts will count towards each Fund’s 80% investment policy discussed above with respect to instruments that comprise the Underlying Index.

Each Fund operates as an index fund and will not be actively managed. Adverse performance of a security in each Fund’s portfolio may not result in the elimination of the security from a Fund’s portfolio. Each Fund, except the Deutsche X-trackers Regulated Utilities ETF, engages in representative sampling, which is investing in a sample of securities selected by the Adviser and/or Sub-Adviser to have a collective investment profile similar to that of the Underlying Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the Underlying Index. Funds that use representative sampling generally do not hold all of the securities that are in the relevant Underlying Index.

Diversification Status. Each Fund is classified as “non-diversified.” A non-diversified fund is a fund that is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or securities of issuers in particular industries) may dominate the underlying index of such a fund and, consequently, the fund’s investment portfolio. This may adversely affect the fund’s performance or subject the fund’s Shares to greater price volatility than that experienced by more diversified investment companies.

Each Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a regulated investment company (“RIC”) for purposes of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the Code may limit the investment flexibility of the Funds and may make it less likely that such Funds will meet their investment objective.

Repurchase Agreements. Each Fund may enter into repurchase agreements. A repurchase agreement is an instrument under which the purchaser (i.e., a Fund) acquires the security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by each Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price, and, in the event of a default by the seller, each Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.

In any repurchase transaction, collateral for a repurchase agreement may include cash items, obligations issued by the U.S. government or its agencies or instrumentalities, obligations rated in the highest category by at least two nationally recognized statistical rating organizations (“NRSRO”), or, if unrated, determined to be of comparable quality by the Adviser and/or Sub-Adviser. Collateral, however, is not limited to the foregoing and may include for example obligations rated below the highest category by NRSROs. Collateral for a repurchase agreement may also include securities that a Fund could not hold directly without the repurchase obligation. Irrespective of the type of collateral underlying the repurchase agreement, a repurchase obligation with a particular counterparty must satisfy the credit quality standards applicable to the acquisition of an instrument issued by such counterparty in compliance with Rule 2a-7 under the 1940 Act.

Repurchase agreements pose certain risks for a Fund that utilizes them. Such risks are not unique to the Funds but are inherent in repurchase agreements. The Funds seek to minimize such risks but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, a Fund would retain the status of an unsecured creditor of the counterparty (i.e., the position the Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction.

Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are advantageous only if the Fund has an opportunity to earn a rate of interest on the cash derived from these transactions that is greater than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and each Fund intends to use the reverse repurchase technique only when the Adviser and/or Sub-Adviser believe it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of each Fund’s assets. The Fund’s exposure to reverse repurchase agreements will be covered by assets having a value equal to or greater than such commitments. Each Fund maintains liquid assets in connection with reverse repurchase agreements. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

Currency Transactions. Each Fund, except the Deutsche X-trackers Regulated Utilities ETF, Deutsche X-trackers Solactive Investment Grade Subordinated Debt ETF and Deutsche X-trackers Municipal Infrastructure Revenue Bond ETF, may enter into forward currency contracts designed to offset a Fund’s exposure to non-U.S. currencies. In addition, the Funds, including the

Deutsche X-trackers Regulated Utilities ETF and Deutsche X-trackers Solactive Investment Grade Subordinated Debt ETF, may enter into foreign currency forward and foreign currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with distributions to Shareholders.

The Deutsche X-trackers MSCI Emerging Markets Hedged Equity ETF, Deutsche X-trackers MSCI EAFE Hedged Equity ETF, Deutsche X-trackers MSCI Asia Pacific ex Japan Hedged Equity ETF, Deutsche X-trackers MSCI Europe Hedged Equity ETF and Deutsche X-trackers MSCI All World ex US Hedged Equity ETF invest in forward foreign currency exchange contracts to hedge against changes in the value of the U.S. dollar against specified non-U.S. currencies. Similarly, the Deutsche X-trackers MSCI Brazil Hedged Equity ETF, Deutsche X-trackers MSCI Germany Hedged Equity ETF, Deutsche X-trackers MSCI Japan Hedged Equity ETF, Deutsche X-trackers MSCI South Korea Hedged Equity ETF, Deutsche X-trackers MSCI Mexico Hedged Equity ETF and Deutsche X-trackers MSCI United Kingdom Hedged Equity ETF each invest in forward foreign currency exchange contracts to hedge against changes in the value of the U.S. dollar against the Brazilian real, Euro, Japanese yen, South Korean won, Mexican peso and British pound, respectively.

A foreign currency forward exchange contract (“forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no margin deposit requirement, and no commissions are charged at any stage for trades.

A non-deliverable forward contract (“NDF”) is a forward contract where there is no physical settlement of two currencies at maturity. NDFs are contracts between parties in which a net settlement amount based on the change in the specified foreign exchange rate is paid by one party to the other. The Fund’s obligations with respect to each NDF is accrued on a daily basis and an amount of cash or liquid securities at least equal to such amount maintained in an account at the Trust’s custodian bank. The risk of loss with respect to NDFs generally is limited to the net amount of payments that a Fund is contractually obligated to make or receive.

A foreign currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.

Short-Term Instruments and Temporary Investments. Each Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) Shares of money market funds (including those advised by the Adviser and/or Sub-Adviser); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed-time deposits and other obligations of U.S. and non-U.S. banks (including non-U.S. branches) and similar institutions; (iv) commercial paper rated, at the date of purchase, “Prime-1” by Moody’s® Investors Service, Inc. or “A-1” by Standard & Poor’s® Rating Service, a division of The McGraw-Hill Companies, Inc. (“S&P®”), or if unrated, of comparable quality as determined by the Adviser and/or Sub-Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of non-U.S. banks (including U.S. branches) that, in the opinion of the Adviser and/or Sub-Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by a Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Foreign Securities. Each Fund, except the Deutsche X-trackers Municipal Infrastructure Revenue Bond ETF and Deutsche X-trackers Solactive Investment Grade Subordinated Debt ETF, purchases publicly-traded common stocks of foreign issuers. To the extent a Fund invests in stocks of foreign issuers, certain of the Funds’ investments in such stocks may be in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and Non-Voting Depositary Receipts (“NVDRs”) (collectively, “Depositary Receipts”). Depositary Receipts are receipts, typically issued by a bank or trust issuer, which evidence ownership of underlying securities issued by a foreign issuer. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other forms of Depositary Receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may be issued by a foreign or a U.S. issuer. Depositary Receipts are not necessarily denominated in the same currency as their underlying securities. Generally, ADRs, issued in registered form, are designed for use in the U.S. securities markets, NVDRs are designed for use in the Thai securities market and GDRs are tradable both in the United States and in Europe and are designed for use throughout the world.

The Funds will not invest in any unlisted Depositary Receipt or any Depositary Receipt that the Adviser and/or Sub-Adviser deem illiquid at the time of purchase or for which pricing information is not readily available. Depositary Receipts may be either sponsored or unsponsored. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States. Therefore there may be less information available regarding such issuers and there may be no correlation between available information and the market value of the Depositary Receipts.

The Deutsche X-trackers Solactive Investment Grade Subordinated Debt ETF may invest in fixed income securities issued by entities outside the U.S. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. Foreign issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign. countries, and potential restrictions on the flow of international capital. Foreign issuers may be subject to less governmental regulation than foreign. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

Russian Securities. As a result of recent political and military actions undertaken by Russia, the United States and the European Union have instituted sanctions against certain Russian officials and Bank Rossiya. These sanctions, and any additional sanctions or other intergovernmental actions that may be undertaken against Russia in the future, may result in the devaluation of Russian currency, a downgrade in the Russia’s credit rating, and a decline in the value and liquidity of Russian securities. These sanctions could result in the immediate freeze of Russian securities, impairing the ability of a fund to buy, sell, receive, or deliver those securities. Retaliatory action by the Russian government could involve the seizure of US and/or European residents’ assets, and any such actions are likely to impair the value and liquidity of such assets. Any or all of these potential results could push Russia’s economy into a recession. These sanctions, and the continued disruption of the Russian economy, could have a negative effect on the performance of Deutsche X-trackers MSCI Emerging Markets Hedged Equity ETF and Deutsche X-trackers MSCI All World ex US Hedged Equity ETF to the extent their Underlying Indexes and their portfolios contain the securities of Russian issuers.

Restricted Securities/Rule 144A Securities. The Funds may invest in securities offered pursuant to Rule 144A under the 1933 Act (“Rule 144A securities”), which are restricted securities. They may be less liquid and more difficult to value than other investments because such securities may not be readily marketable in broad public markets. The Funds may not be able to sell a restricted security promptly or at a reasonable price. Although there is a substantial institutional market for Rule 144A securities, it is not possible to predict exactly how the market for Rule 144A securities will develop. A restricted security that was liquid at the time of purchase may subsequently become illiquid and its value may decline as a result. Restricted securities that are deemed illiquid will count towards a Fund’s 15% limitation on illiquid securities. In addition, transaction costs may be higher for restricted securities than for more liquid securities. The Funds may have to bear the expense of registering Rule 144A securities for resale and the risk of substantial delays in effecting the registration.

Securities of Investment Companies. Each Fund may invest in the securities of other investment companies (including money market funds) and real estate investment trusts (“REITs”) to the extent allowed by law. Pursuant to the 1940 Act, a Fund’s investment in investment companies is limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment company; (ii) 5% of the Fund’s total assets with respect to any one investment company; and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, each Fund may invest its assets in the securities of investment companies that are money market funds, including those advised by the Adviser and/or Sub-Adviser or otherwise affiliated with the Adviser and/or Sub-Adviser, in excess of the limits discussed above. Other investment companies in which a Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees that would be in addition to those incurred by the Fund.

Illiquid Securities. Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities (calculated at the time of investment). Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

Futures and Options. Each Fund may enter into futures contracts and options. These futures contracts and options will be used to simulate investment in the respective Underlying Index, facilitate trading or reduce transaction costs. Each Fund will enter into futures contracts and options that are traded on a U.S. or non-U.S. exchange. No Fund will use futures or options for speculative purposes. Each Fund intends to use futures and options in accordance with Rule 4.5 promulgated under the Commodity Exchange Act (“CEA”). The Adviser, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 so that each Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Each Fund may enter into futures contracts to purchase the value of one or more securities indexes when the Adviser and/or Sub-Adviser anticipate purchasing the underlying securities and believe prices will rise before the purchase will be made. To the extent required by law, liquid assets committed to futures contracts will be maintained.

A call option gives a holder the right to purchase a specific security at a specified price (“exercise price”) within a specified period of time. A put option gives a holder the right to sell a specific security at a specified exercise price within a specified period of time. The initial purchaser of a call option pays the “writer” a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Each Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. Each Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase. Investments in futures contracts and other investments that contain leverage may require each Fund to maintain liquid assets. Generally, each Fund maintains an amount of liquid assets equal to its obligations relative to the position involved, adjusted daily on a marked-to-market basis. With respect to futures contracts that are contractually required to “cash-settle,” each Fund maintains liquid assets in an amount at least equal to each Fund’s daily marked-to-market obligation (i.e., each Fund’s daily net liability, if any), rather than the contracts’ notional value. By maintaining assets equal to its net obligation under cash-settled futures contracts, the Fund may employ leverage to a greater extent than if each Fund set aside assets equal to the futures contracts’ full notional value. Each Fund bases its asset maintenance policies on methods permitted by the staff of the SEC and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff.

Options on Futures Contracts. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of each Fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited to the agreed upon price per Share, also known as the strike price, less the premium received from writing the put.

Each Fund may purchase and write put and call options on futures contracts that are traded on an exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Upon entering into a futures contract, a Fund will be required to deposit with the broker an amount of cash or cash equivalents known as “initial margin,” which is in the nature of a performance bond or good faith deposit on the contract and is returned to each Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to the expiration of a futures contract, each Fund may elect to close the position by taking an opposite position, which will operate to terminate a Fund’s existing position in the contract.

Restrictions on the Use of Futures Contracts and Options on Futures Contracts. Pursuant to a claim for exclusion filed with the National Futures Association (“NFA”) on behalf of each Fund, the Trust is not deemed to be a “commodity pool operator” (“CPO”), under the CEA, and it is not subject to registration or regulation as such under the CEA. The Investment Adviser is not deemed to be a “commodity trading advisor” with respect to its services as an investment adviser to each Fund. In February 2012, the CFTC adopted certain regulatory changes that may subject the Investment Adviser to register with the CFTC as CPO if a Fund is unable to comply with certain trading and marketing limitations on its investments in futures and certain other instruments. With respect to investments in swap transactions, commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, the Trust, on behalf of each Fund must meet one of the following tests under the amended regulations in order to claim an exclusion from the definition of a CPO. First, the aggregate initial margin and premiums required to establish a Fund’s positions in such investments may not exceed five percent of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, a Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets. In the event that the Investment Adviser is required to register as a CPO with respect to a Fund, the disclosure and operations of the Fund would need to comply with all applicable CFTC regulations. Compliance with these additional registration and regulatory requirements could increase operational expenses. Other potentially adverse regulatory initiatives could also develop.

Swap Agreements. Over-the-counter (“OTC”) swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be performed on a net basis, with each Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of liquid assets having an aggregate value at least equal to the accrued excess will be maintained by each Fund. Cleared swap agreements are contracts in which payments are guaranteed by a central clearinghouse.

The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

Tracking Stocks. A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to “track” the performance of such business unit or division. The tracking stock may pay dividends to Shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company’s common stock.

Bonds. The Deutsche X-trackers Solactive Investment Grade Subordinated Debt ETF invests in U.S. dollar-denominated bonds. The Deutsche X-trackers Municipal Infrastructure Revenue Bond ETF invests in U.S. registered dollar-denominated bonds. A bond is an interest-bearing security issued by a company, governmental unit or, in some cases, a non-U.S. entity. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).

Delayed Delivery Transactions. The Deutsche X-trackers Solactive Investment Grade Subordinated Debt ETF and Deutsche X-trackers Municipal Infrastructure Revenue Bond ETF may use delayed delivery transactions as an investment technique. Delayed delivery transactions, also referred to as forward commitments, involve commitments by the Funds to dealers or issuers to acquire or sell securities at a specified future date beyond the customary settlement for such securities. These commitments may fix the payment price and interest rate to be received or paid on the investment. The Funds may purchase securities on a delayed delivery basis to the extent that it can anticipate having available cash on the settlement date. Delayed delivery agreements will not be used as a speculative or leverage technique.

Investment in securities on a delayed delivery basis may increase the Funds’ exposure to market fluctuation and may increase the possibility that the Funds will incur short-term gains subject to federal taxation or short-term losses if the Funds must engage in portfolio transactions in order to honor a delayed delivery commitment. Until the settlement date, the Funds will segregate liquid assets of a dollar value sufficient at all times to make payment for the delayed delivery transactions. Such segregated liquid assets will be marked-to-market daily, and the amount segregated will be increased if necessary to maintain adequate coverage of the delayed delivery commitments.

The delayed delivery securities, which will not begin to accrue interest or dividends until the settlement date, will be recorded as an asset of the Funds and will be subject to the risk of market fluctuation. The purchase price of the delayed delivery securities is a liability of the Funds until settlement. The Funds may enter into buy/sell back transactions (a form of delayed delivery agreement). In a buy/sell back transaction, the Funds enters a trade to sell securities at one price and simultaneously enters a trade to buy the same securities at another price for settlement at a future date.

When-Issued Securities. The Deutsche X-trackers Solactive Investment Grade Subordinated Debt ETF and Deutsche X-trackers Municipal Infrastructure Revenue Bond ETF may purchase when-issued securities. Purchasing securities on a “when-issued” basis means that the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued. The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. The Funds will only make commitments to purchase such securities with the intention of actually acquiring such securities, but the Funds may sell these securities before the settlement date if it is deemed advisable.

Securities purchased on a when-issued basis and the securities held in the Funds’ portfolio are subject to changes in market value based upon the public’s perception of the creditworthiness of the issuer and, if applicable, the changes in the level of interest rates. Therefore, if the Fund is to remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Funds’ assets will fluctuate to a greater degree. Furthermore, when the time comes for the Funds to meet its obligations under when-issued commitments, the Funds will do so by using then available cash flow, by sale of the segregated liquid assets, by sale of other securities, or although it would not normally expect to do so, by directing the sale of when-issued securities themselves (which may have a market value greater or less than the Funds’ payment obligation).

Investment in securities on a when-issued basis may increase the Funds’ exposure to market fluctuation and may increase the possibility that the Funds will incur short-term gains subject to federal taxation or short-term losses if the Funds must sell another security in order to honor a when-issued commitment. The Funds will employ techniques designed to reduce such risks. If the Funds purchases a when-issued security, the Funds will segregate liquid assets in an amount equal to the when-issued commitment. If the market value of such segregated assets declines, additional liquid assets will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Funds’ when-issued commitments.

Lending of Portfolio Securities. To generate additional income, a fund may lend a percentage of its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations, in exchange for collateral in the form of cash or US government securities. By lending its investment securities, a fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to a fund. A fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with a fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises or the value of non-cash collateral declines (i.e., the borrower “marks to the market” on a daily basis), (c) the loan be made subject to termination by a fund at any time, and (d) a fund receives a reasonable return on the loan (consisting of the return achieved on investment of the cash collateral, less the rebate owed to borrowers, plus distributions on the loaned securities and any increase in their market value). A fund may pay reasonable fees in connection with loaned securities, pursuant to written contracts, including fees paid to a fund’s custodian and fees paid to a securities lending agent, including a securities lending agent that is an affiliate of the Adviser. Voting rights may pass with the loaned securities, but if an event occurs that the Adviser determines to be a material event affecting an investment on loan, the loan must be called and the securities voted. Cash collateral received by a fund may be invested in a money market fund managed by the Adviser (or one of its affiliates).

A fund is subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments. To the extent the value or return of a fund’s investments of the cash collateral declines below the amount owed to a borrower, a fund may incur losses that exceed the amount it earned on lending the security. If the borrower defaults on its obligation to return securities lent because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities lent or gaining access to collateral. If a fund is not able to recover securities lent, a fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. However, loans will be made only to borrowers selected by a fund’s delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income.

Future Developments. The Board may, in the future, authorize each Fund to invest in securities and investments other than those listed in this SAI and in the Funds’ Prospectus, provided they are consistent with each Fund’s investment objective and do not violate any investment restrictions or policies, and do not present material risks other than those listed in this SAI and/or the Funds’ prospectus, as those may be amended or supplemented from time to time.

General Considerations and Risks

A discussion of some of the risks associated with an investment in a Fund is contained in the applicable Prospectus.

An investment in a Fund should be made with an understanding that the value of a Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of stocks in general and other factors that affect the market.

Risks of Equity Securities. (All Funds except the Deutsche X-trackers Municipal Infrastructure Revenue Bond ETF and Deutsche X-trackers Solactive Investment Grade Subordinated Debt ETF) An investment in a Fund should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares of a Fund). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Holders of common stocks incur more risks than holders of preferred stocks and debt obligations because common stockholders generally have rights to receive payments from stock issuers inferior to the rights of creditors, or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (the value of which, however, is subject to market fluctuations prior to maturity), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity.

Although most of the securities in each Underlying Index are listed on a national securities exchange, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund’s Shares will be adversely affected if trading markets for a Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.

Risk of Fixed Income Securities (Deutsche X-trackers Municipal Infrastructure Revenue Bond ETF and Deutsche X-trackers Solactive Investment Grade Subordinated Debt ETF only). An investment in a Fund should also be made with an understanding of the risks inherent in an investment in fixed income securities. An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the values of “floating-rate” or “variable-rate” bonds generally fluctuate less in response to market interest rate movements than the value of similar fixed rate bonds. A Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Generally, prices of higher quality issues tend to fluctuate more with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).

Risks of Derivatives. A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset such as a security or an index. A Fund may invest in stock index futures contracts and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Funds’ losses may be greater if it invests in derivatives than if it invests only in conventional securities.

Risks of Futures and Options Transactions. There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, a position in futures contracts and options on futures contracts may be closed only on the exchange on which the contract was made (or a linked exchange). While each Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time. Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the stock index future and the movement in the Underlying Index. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to deliver the instruments underlying the future contracts it has sold.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Fund, however, intend to utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to a direct investment in the types of stocks in which they invest.

Utilization of futures and options on futures by a Fund involves the risk of imperfect correlation to the Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by the Adviser and/or Sub-Adviser as to anticipated trends, which predictions could prove to be incorrect.

Because the futures market generally imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting each Fund to substantial losses. In the event of adverse price movements, each Fund would be required to make daily cash payments of variation margin.

Risks of Swap Agreements. The risk of loss with respect to OTC swaps generally is limited to the net amount of payments that a Fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, a Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect such Fund’s rights as a creditor (e.g., a Fund may not receive the net amount of payments that it contractually is entitled to receive). Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. Central clearing is expected to decrease counterparty risk and increase liquidity compared to un-cleared swaps because central clearing interposes the central clearinghouse as the counterpart to each participant’s swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition depending on the size of a fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member FCM may be in excess of the collateral required to be posted by a fund to support its obligations under a similar un-cleared swap. It is expected, however, that regulators will adopt rules imposing certain margin requirements, including minimums, on un-cleared swaps in the near future, which could reduce the distinction.

Risks of Currency Transactions (All Funds except the Deutsche X-trackers Municipal Infrastructure Revenue Bond ETF). Currency exchange transactions involve a significant degree of risk and the markets in which currency exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Currency exchange trading risks include, but are not limited to, exchange rate risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If a Fund utilizes foreign currency transactions at an inappropriate time, such transactions may not serve their intended purpose of improving the correlation of a Fund’s return with the performance of its underlying Index and may lower the Fund’s return. A Fund could experience losses if the value of any currency forwards and futures positions is poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. Such contracts are subject to the risk that the counterparty will default on its obligations. In addition, each Fund will incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

Risks of Investing in Non-U.S. Equity Securities (All Funds except the Deutsche X-trackers Municipal Infrastructure Revenue Bond ETF and Deutsche X-trackers Solactive Investment Grade Subordinated Debt ETF). An investment in a Fund involves risks similar to those of investing in a broad-based portfolio of equity securities traded on foreign exchanges. These risks include market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in securities issued by issuers domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor’s local currency entails certain considerations and risks not typically encountered by the investor in making investments in its home country and in that country’s currency. These considerations include favorable or unfavorable changes in interest rates, currency exchange rates, exchange control regulations and the costs that may be incurred in connection with conversions between various currencies. Investing in a Fund also involves certain risks and considerations not typically associated with investing in a fund whose portfolio contains exclusively securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of the Fund; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lower liquidity and significantly smaller market capitalization; different accounting and disclosure standards; lower levels of regulation of the securities markets; more substantial government interference with the economy; higher rates of inflation; greater social, economic, and political uncertainty; the risk of nationalization or expropriation of assets; and the risk of war.

Dividend Risk. (All Funds except the Deutsche X-trackers Municipal Infrastructure Revenue Bond ETF and Deutsche X-trackers Solactive Investment Grade Subordinated Debt ETF) There is no guarantee that the issuer of the stocks held by a Fund will declare dividends in the future or that if declared, they will either remain at current levels or increase over time.

Tax Risks. As with any investment, you should consider how your investment in Shares of the Fund will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares of the Fund.

Deutsche X-trackers Municipal Infrastructure Revenue Bond ETF only.

An investment in the Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of stocks in general and other factors that affect the market.

Municipal Securities Risk. The market for municipal bonds may be less liquid than for taxable bonds. There may also be less information available on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the Fund to value accurately than securities of public corporations. Since the Fund invests a significant portion of its portfolio in municipal securities, the Fund’s portfolio may have greater exposure to liquidity risk than a fund that invests in non-municipal securities.

Municipal securities may include revenue bonds, which are generally backed by revenue from a specific project or tax. The issuer of a revenue bond makes interest and principal payments from revenues generated from a particular source or facility, such as a tax on particular property or revenues generated from a municipal water or sewer utility or an airport. Revenue bonds generally are not backed by the full faith and credit and general taxing power of the issuer.

Some longer-term municipal securities give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request – usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, the Fund would hold the longer-term security, which could experience substantially more volatility.

Municipal securities are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate more with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

Prices and yields on municipal securities are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Available information about the financial condition of an issuer of municipal securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. As a result, municipal securities may be more difficult to value than securities of public corporations.

Lease Obligations Risk. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing “non-appropriation” clauses are dependent on future legislative actions. If these legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

Electric Utilities Bond Risk. The electric utilities industry has been experiencing, and will continue to experience, increased competitive pressures. Federal legislation in the last two years may open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel; (b) the availability and cost of capital; (c) the effects of conservation on energy demand; (d) the effects of rapidly changing environmental, safety and licensing requirements, and other federal, state and local regulations, (e) timely and sufficient rate increases; and (f) the effects of opposition to nuclear power.

Transportation Bond Risk. Transportation debt may be issued to finance the construction of airports, toll roads, highways or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.

Water and Sewer Bond Risk. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer’s importance, monopoly status and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation, and federal environmental mandates are challenges faced by issuers of water and sewer bonds.

Industrial Development Bond Risk. Industrial developments bonds are revenue bonds issued by or on behalf of public authorities to obtain funds to finance various public and/or privately operated facilities, including those for business and manufacturing, housing, sports, pollution control, airport, mass transit, port and parking facilities. These bonds are normally secured only by the revenues from the project and not by state or local government tax payments. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. These bonds are subject to a wide variety of risks, many of which relate to the nature of the specific project. Generally, the value and credit quality of these bonds are sensitive to the risks related to an economic slowdown.

Resource Recovery Risk. Resource recovery bonds are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation is involved, at least during the construction phase, and the revenue stream is secured by fees or rents paid by municipalities for use of the facilities. The viability of a resource recovery project, environmental protection regulations, and project operator tax incentives may affect the value and credit quality of resource recovery bonds.

Special Tax Bond Risk. Special tax bonds are usually backed and payable through a single tax, or series of special taxes such as incremental property taxes. The failure of the tax levy to generate adequate revenue to pay the debt service on the bonds may cause the value of the bonds to decline.

Municipal Bond Tax Risk. There is no guarantee that the Fund’s income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for U.S. federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or AMT rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

Municipal Market Disruption Risk. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a municipal fund’s distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund’s holdings would be affected. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Fund’s municipal securities in the same manner. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by the Fund.

Portfolio Turnover

None of the Funds experienced portfolio turnover of over 100% during the fiscal year ended May 31, 2014.

Proxy Voting

Each fund has delegated proxy voting responsibilities to the Adviser, subject to the Board’s general oversight. A fund has delegated proxy voting to the Adviser with the direction that proxies should be voted consistent with the fund’s best economic interests. The Adviser has adopted its own Proxy Voting Policies and Procedures (Policies), and Proxy Voting Guidelines (Guidelines) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of a fund, and the interests of the Adviser and its affiliates. The Policies are included in Appendix A.

You may obtain information about how a fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission’s website at www.sec.gov or by visiting our website at www.deutsche-etfs.com (click on “proxy voting” at the bottom of the page).

Portfolio Holdings Information

The Trust has adopted a policy regarding the disclosure of information about the Trust’s portfolio holdings. The Board must approve all material amendments to this policy.

The Funds’ portfolio holdings are publicly disseminated each day the Funds are open for business through financial reporting and news services, including publicly accessible Internet websites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund Shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the Exchanges via the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of each Fund. The Trust, the Adviser and the Administrator will not disseminate non-public information concerning the Trust.

Construction and Maintenance of the Underlying Indexes

Descriptions of the MSCI Hedged Indexes are provided below.

Defining the Equity Universe. MSCI begins with securities listed in countries in the MSCI Global Index Series. Of these countries, 23 are classified as developed markets and 23 as emerging markets. All listed equity securities and listed securities that exhibit characteristics of equity securities, except mutual funds, exchange-traded funds, equity derivatives, limited partnerships and most investment trusts, are eligible for inclusion in the equity universe. REITs in some countries and certain income trusts in Canada are also eligible for inclusion. Each company and its securities (i.e., Share classes) are classified in only one country, which allows for a distinctive sorting of each company by its respective country.

Maintaining the MSCI Hedged Indices. The MSCI Hedged Indices are maintained with an objective of reflecting the evolution of the underlying currency exposures in the MSCI Equity Indexes on a timely basis. In particular, index maintenance involves:

Resetting the weights of the currencies to be sold in the index; and

Rolling the forward contracts over to the next month.

The MSCI Hedged Indices are rebalanced monthly on the last trading day of the month, when the index will take into account the effect of rolling into new 1-month forward contracts based on the newly determined weights of currency to be sold for the next month’s index calculation. The currency weights are determined as of the close of two business days before the first calendar day of following month and remain constant intra month. This means that no changes in the weights are made during the month to account for changes in the indexes due to price movement of securities, corporate events, additions, deletions or any other changes. The daily calculation of MSCI Hedged Indices marks to market the one-month forward contracts on a daily basis by using an equal and offsetting forward position.

MSCI EM US Dollar Hedged Index

Number of Components: approximately 823

Index Description. The MSCI EM US Dollar Hedged Index is designed to provide exposure to equity securities in the global emerging markets, while at the same time mitigating exposure to fluctuations between the value of the U.S. dollar and selected emerging market currencies. As of May 31, 2014, the Underlying Index consisted of issuers from the following 20 emerging market countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Malaysia, Mexico, Peru, Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand and Turkey.

MSCI EAFE US Dollar Hedged Index

Number of Components: approximately 906

Index Description. The MSCI EAFE US Dollar Hedged Index is designed provide exposure to equity securities in developed international stock markets, while at the same time mitigating exposure to fluctuations between the value of the U.S. dollar and selected non-U.S. currencies. As of May 31, 2014, the Underlying Index consisted of issuers from the following 21 developed market countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI Brazil US Dollar Hedged Index

Number of Components: approximately 75

Index Description. The MSCI Brazil US Dollar Hedged Index is designed to provide exposure to Brazilian equity markets, while at the same time mitigating exposure to fluctuations between the value of the U.S. dollar and Brazilian real.

MSCI Germany US Dollar Hedged Index

Number of Components: approximately 55

Index Description. The MSCI Germany US Dollar Hedged Index is designed to provide exposure to German equity markets, while at the same time mitigating exposure to fluctuations between the value of the U.S. dollar and the Euro.

MSCI Japan US Dollar Hedged Index

Number of Components: approximately 320

Index Description. The MSCI Japan US Dollar Hedged Index is designed to provide exposure to Japanese equity markets, while at the same time mitigating exposure to fluctuations between the value of the U.S. dollar and Japanese yen.

MSCI Asia Pacific ex Japan US Dollar Hedged Index

Number of Components: approximately 684

Index Description. The MSCI Asia Pacific ex Japan US Dollar Hedged Index is designed to provide exposure to equity securities in developed and emerging stock markets in the Asia Pacific region (excluding Japan), while at the same time mitigating exposure to fluctuations between the value of the U.S. dollar and selected non-U.S. currencies. As of May 31, 2014, the Underlying Index consisted of issuers from the following 12 developed and emerging market countries: Australia, China, Hong Kong, India, Indonesia, Malaysia, New Zealand, Singapore, South Korea, the Philippines, Taiwan and Thailand.

MSCI Europe US Dollar Hedged Index

Number of Components: approximately 434

Index Description. The MSCI Europe US Dollar Hedged Index is designed to provide exposure to equity securities in developed stock markets in Europe, while at the same time mitigating exposure to fluctuations between the value of the U.S. dollar and selected non-U.S. currencies. As of May 31, 2014, the Underlying Index consisted of issuers from the following 15 developed market countries: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

MSCI United Kingdom US Dollar Hedged Index

Number of Components: approximately 107

Index Description. The MSCI United Kingdom US Dollar Hedged Index is designed to provide exposure to the United Kingdom equity markets while at the same time hedging exposure to fluctuations of the British pound sterling relative to the U.S. dollar.

MSCI ACWI ex USA US Dollar Hedged Index

Number of Components: approximately 1,824

Index Description. The MSCI ACWI ex USA US Dollar Hedged Index is designed to provide exposure to equity securities in developed and emerging stock markets (excluding the United States), while at the same time mitigating exposure to fluctuations between the value of the U.S. dollar and selected non-U.S. currencies. As of May 31, 2014, the Underlying Index consisted of issuers from the following 43 developed and emerging market countries: Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, the Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Peru, the Philippines, Poland, Portugal, Russia, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey and the United Kingdom.

MSCI Korea 25/50 US Dollar Hedged Index

Number of Components: approximately 104

Index Description. The MSCI Korea 25/50 US Dollar Hedged Index is designed to provide exposure to the South Korean equity markets while at the same time mitigating exposure to fluctuations of the South Korean won relative to the U.S. dollar.

MSCI Mexico IMI 25/50 US Dollar Hedged Index

Number of Components: approximately 48

Index Description. The MSCI Mexico IMI 25/50 US Dollar Hedged Index is designed to provide exposure to the Mexican equity markets while at the same time mitigating exposure to fluctuations of the Mexican peso relative to the U.S. dollar.

Additional Information. MSCI and MSCI Index are service marks of MSCI Inc. and have been licensed for use by the Adviser. The Funds are not sponsored, endorsed, sold or promoted by MSCI Inc. Nor does MSCI Inc. make any representation regarding the advisability of investing in any of the Funds.

DBIQ Regulated Utilities Index

Number of Components: approximately 64

Index Description. The DBIQ Regulated Utilities Index is designed to track the price movements in shares of companies whose main business operations are in the regulated utilities sector. As of May 31, 2014, the Underlying Index consisted of issuers from the following seven developed market countries: Australia, Belgium, Canada, Italy, Spain, the United Kingdom and the United States.

The universe of companies eligible for the Underlying Index are those companies that fulfill the following conditions:

(a) Legal domicile in a developed market country with the exception of Japan. The following markets are classified as a developed market: Canada, USA, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Israel, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, United Kingdom, Australia, Hong Kong, Japan, New Zealand and Singapore;

(b) Listing on a regulated stock exchange in the form of shares tradable for foreign investors without restrictions in a developed market country with the exception of Japan;

(c) Main business operations in the regulated utilities sector;

(d) Free float market capitalization of at least $500 million;

(e) Average daily trading volume in the last three months of at least $1 million.

A company is considered to be in the regulated utilities sector if its ancillary, non-utility businesses and/or unregulated utilities business does not represent more than 25% of the company’s earnings before interest, taxes, depreciation and amortization (“EBITDA”) in any year of the previous three years (though this period may not apply to companies which have sold or purchased non-utility or unregulated utility businesses during that time). The Underlying Index is a total return index, which tracks capital gains and assumes that any cash distributions are reinvested back into the Underlying Index.

The composition of the Underlying Index is ordinarily adjusted annually on the fifth Business Day after the Selection Day (the “Adjustment Day”). The composition of the Underlying Index is determined the first Business Day in October (the “Selection Day”).

The companies meeting the criteria set forth above are ranked according to their market capitalization, from highest to lowest. The companies with the highest ranks are then chosen as index components and the new index composition determined thereby is valid as of the immediately following Adjustment Day.

The minimum number of index components is 30 and the maximum number of index components is 100. The Committee may decide to increase the maximum number of index components on a Selection Day. If a company which is a current index component is assigned a rank on a subsequent Selection Day which would not be high enough to be selected as an index component if such company was not already included in the Underlying Index, it shall only be removed from the Underlying Index if its rank exceeds the maximum number of index components by more than ten ranks (e.g., if the maximum number of index components is 30, the company would not be removed from the Underlying Index unless it is ranked 40 or higher on the list of potential index components). If an index component is not removed from the Underlying Index on a Selection Day for this reason, then the company with the lowest rank which is selected as an index component on this Selection Day but which is not currently an index component on the Selection Day will not be included in the Underlying Index.

On each Adjustment Day each index component is weighted proportionally according to its market capitalization. The percentage weight of any index component is capped at five percent on the Selection Days. The excess weight is allocated proportionally to all index components whose percentage weights are not capped. The new index composition and weightings are implemented after the close of trading on the Adjustment Day.

Solactive Subordinated Bond Index

Number of Components: approximately 136

Index Description. The Underlying Index is designed to track the subordinated corporate bond market denominated in U.S. dollars. It is comprised of U.S. dollar denominated corporate securities which are classified as subordinated or junior subordinated. As of May 31, 2014, the Underlying Index consisted of 136 securities with an average amount outstanding of approximately $500 million and a minimum amount outstanding of approximately $1,246 million. The Underlying Index is a total return index, which assumes that any cash distributions are reinvested back into the Underlying Index.

Bonds eligible for the Solactive Subordinated Bond Index (the “Selection Pool”) are those which fulfill the following conditions:

(a) Corporate bonds;

(b) Bond is classified as either subordinated or junior subordinated;

(c) Amount outstanding of at least $500 million;

(d) Denominated in U.S. dollars;

(e) Time to maturity of at least one year at first selection, time to maturity of at least one month at each following adjustment day (with respect to the bonds which are already an index constituent);

(f) Either publicly offered via registration with the SEC or offered pursuant to Rule 144A under the 1933 Act;

(g) Only perpetual, bullet or callable bonds; and

(h) Rated BBB/Baa2 or higher by two rating agencies. If only two rating agencies rate a bond, the lower rating must be BBB/Baa2 or higher. If a bond is only rated by one rating agency, that rating must be BBB/Baa2 or higher.

At the launch of the Underlying Index, all financial instruments which meet the requirements of the Selection Pool are eligible for inclusion in the Underlying Index. The Underlying Index is reconstituted on a monthly basis. The composition of the Underlying Index is determined five Business Days prior to the last Business day of each month (the “Selection Day”). Bonds that are issued prior to the Selection Day and which meet the criteria of the Selection Pool will be included in the Underlying Index. Additionally, on the Selection Day of each month, any index components which no longer meet the criteria of the Selection Pool are removed from the Selection Pool as soon as reasonably practicable.

A maximum of five bonds per any one controlling company of an issuing entity of the respective bonds (“Parent Company”) can be index components.

The composition of the Underlying Index is ordinarily adjusted on the last Business Day of each month (the “Adjustment Day”). On each Adjustment Day each index component is weighted proportionally according to its amount outstanding. The new index composition and weightings are implemented after the close of trading on the Adjustment Day.

DBIQ Municipal Infrastructure Revenue Bond Index

Number of Components: approximately 640

Index Description. The Underlying Index is designed to track the returns of the segment of the U.S. long term tax-exempt bond market, consisting of infrastructure revenue bonds.

The universe of municipal securities eligible for inclusion in the Underlying Index are those municipal bonds that fulfill the following conditions:

(a) Subject to a public offering;

(b) Amount outstanding of each bond must be at least $40 million where, subject to the following additional conditions:

1. Bonds with an amount outstanding of less than $100 million may only be included if they are issued after January 1, 2012.

2. Bonds with an amount outstanding of more than $100 million may be included regardless of issue date.

(c) Deal size of at least $100 million;

(d) Federal tax free (bonds subject to the AMT and state and local taxes) may be included in the Underlying Index without limit;

(e) Investment-grade rating by either Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc.;

(f) Fixed-rate coupon payment (zero coupon bonds may not be included in the Underlying Index);

(g) Bonds must not be pre-refunded / escrowed to maturity;

(h) Time to maturity must be at least 10 years or longer;

(i) Callable securities must not be callable within the next 5 years (the next call date must not lie in the next 5 years);

(j) Purpose of the bond proceeds must be for one of the following areas:

1. Transportation (airports, seaports, bridges, toll roads, tunnels, parking facilities, or similar)

2. Recreation (convention centers, stadiums, sports complexes, or similar)

3. Utility (electric public power, water/sewer, sanitation, or similar)

4. Industrial Economic Development (solid waste recovery, malls, shopping centers, or similar)

5. The following industries are excluded: higher education, pollution control, housing, health care and tobacco;

(k) Proceeds of debt must be used for infrastructure purposes and principal and interest repayment must come from a pledged revenue source (e.g. tolls, sales tax, registration fees, user fees) or a double-barreled revenue stream (pledged revenue stream and a general obligation pledge);

(l) Municipal bonds, which are paid back solely using a general obligation pledge or an appropriation, may not be included in the Underlying Index;

(m) Municipal bonds from Puerto Rico which are classified as “Sales Tax” may not be included in the Underlying Index; and

(n) Municipal bonds where the obligor is a corporation may not be included in the Underlying Index.

All municipal bonds which meet the above requirements are included in the Underlying Index. The Underlying Index is rebalanced on the last business day of each month. Newly issued municipal bonds which meet the requirements are generally added to the Underlying Index five days prior to the last business day of each month. Additionally, five days prior to the last business day of each month, any Underlying Index components which no longer meet the above requirements are removed from the Underlying Index.

Investment Limitations

The Board has adopted as non-fundamental policies the investment objectives of the Funds discussed in this SAI. Therefore, each of these Funds may change its investment objective and its Underlying Index without a Shareholder vote. The Board has adopted as fundamental policies for each Fund set forth below investment restrictions numbered 1 through 6 below. The restrictions for such Fund cannot be changed without the approval of the holders of a majority of that Fund’s outstanding voting securities. A vote of a majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a fund meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; and (b) more than 50% of outstanding voting securities.

Each Fund will not:

1. Concentrate its investments (i.e., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that a Fund will concentrate to the extent that its underlying index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political sub-divisions are not considered to be issued by members of any industry;

2. Borrow money, except that (i) each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities; and (ii) each Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques; to the extent that it engages in transactions described in (i) and (ii), each Fund will be limited so that no more than 331/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law;

3. Issue any senior security, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time;

4. Make loans, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time;

5. Purchase or sell real estate unless acquired as a result of ownership of securities or other investments (but this restriction shall not prevent each Fund from investing in securities of companies engaged in the real estate business or securities or other instruments backed by real estate or mortgages), or commodities or commodity contracts (but this restriction shall not prevent each Fund from trading in futures contracts and options on futures contracts, including options on currencies to the extent consistent with each Fund’s investment objectives and policies); or

6. Engage in the business of underwriting securities issued by other persons, except to the extent that each Fund may technically be deemed to be an underwriter under the 1933 Act, the disposing of portfolio securities.

For purposes of the concentration policy in investment limitation (1), municipal securities with payments of principal or interest backed by the revenue of a specific project are considered to be issued by a member of the industry which includes such specific project.

Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness. The 1940 Act generally prohibits a fund from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, and firm commitment agreements, when such investments are “covered” or with appropriate earmarking or segregation of assets to cover such obligations.

Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.

As a matter of fundamental policy, the Deutsche X-trackers Municipal Infrastructure Revenue Bond ETF will:

Under normal circumstances, have at least 80% of its net assets (plus the amount of any borrowings for investment purposes) invested in securities of municipalities across the United States which are classified as “municipal infrastructure revenue” bonds based on the Underlying Index’s criteria, as well as in other securities whose income is free from regular federal income tax. The Fund considers any investments in municipal securities that pay interest subject to the AMT as part of the 80% of the Fund’s net assets that must be invested in municipal securities.

In addition to the investment limitations adopted as fundamental as set forth above, each Fund observes the following restrictions, which may be changed by the Board without a Shareholder vote. A Fund will not:

1.         Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in-kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short;

2.         Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin;

3.         Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act, although the Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act;

4.         Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities); and

5.         Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund’s net assets would be invested in illiquid securities.

If any percentage restriction described above is complied with at the time of investment, a later increase or decrease in percentage resulting from any change in value or total or net assets will not constitute in a violation of such restriction, except that fundamental limitation (2) will be observed continuously in accordance with applicable law.

Each Fund, except the Deutsche X-trackers Regulated Utilities ETF, Deutsche X-trackers Municipal Infrastructure Revenue Bond ETF and Deutsche X-trackers Solactive Investment Grade Subordinated Debt ETF, has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of issuers located in the markets specified in the applicable Fund’s name. Each Fund, except Deutsche X-trackers Municipal Infrastructure Revenue Bond ETF and Deutsche X-trackers Solactive Investment Grade Subordinated Debt ETF, may also invest in depositary receipts to seek performance that corresponds to its respective Underlying Index. Each Fund also has adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such policy. In addition, the Funds will invest at least 80% of their total assets (but typically far more) in instruments that comprise their respective Underlying Indexes.

The Deutsche X-trackers Solactive Investment Grade Subordinated Debt ETF has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in (a) subordinated or junior subordinated debt securities and (b) debt securities that are investment grade (i.e., rated at least BBB- by S&P or Baa3 by Moody’s, or if unrated, deemed by the Adviser and/or Sub-Adviser to be of comparable quality. In addition, the Fund will invest at least 80% of its total assets (but typically far more) in instruments that comprise its Underlying Index.

The Deutsche X-trackers Municipal Infrastructure Revenue Bond ETF has adopted a non-fundamental investment policy such that the Fund may invest in shares of other open-end management investment companies or unit investment trusts subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that if the Fund has knowledge that its Shares are purchased by another investment company investor in reliance on the provisions of subparagraphs (F) or (G) of Section 12(d)(1) of the 1940 Act, the Fund will not acquire any securities of other open-end management investment companies or unit investment trusts in reliance on the provisions of subparagraphs (F) or (G) of Section 12(d)(1) of the 1940 Act.

Management

Trustees and Officers. The Board has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by the Adviser, the Sub-Adviser and other service providers. Each Trustee serves until his or her successor is duly elected or appointed and qualified. Each officer serves until he or she resigns, is removed, dies, retires or becomes disqualified.

The Trust currently has four Trustees. Three Trustees have no affiliation or business connection with the Adviser or Sub-Adviser or any of their affiliated persons and do not own any stock or other securities issued by the Adviser or Sub-Adviser. These are the “non-interested” or “independent” Trustees (the “Independent Trustees”). The other Trustee (the “Interested Trustee”) is affiliated with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below. The Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. As of the date of this SAI, the Fund Complex consists of the Trust’s 27 funds and five exchange-traded funds advised by DBX Strategic Advisors LLC, an affiliate of the Adviser, as well as the mutual funds advised by certain other affiliates of the Adviser.

Independent Trustees

Name, Address, and Age	Position(s) Held with Fund	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships held by Director During Past 5 Years
J. David Officer Age: 66 60 Wall Street New York, New York 10005	Trustee, Chairman of the Nominating Committee and Member of the Audit Committee	Since 2011 (Chairman of the Nominating Committee since 2015)	Independent Director; Formerly, Vice Chairman, The Dreyfus Corporation (2006-2009); President, The Dreyfus Family of Funds, Inc. (2006-2009).	27	Ilex Partners (Asia), LLC; Old Westbury Funds; MAN Long/Short Fund; GLG Investment Series Trust.

Name, Address, and Age	Position(s) Held with Fund	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships held by Director During Past 5 Years

Stephen R. Byers Age: 61 60 Wall Street New York, New York 10005	Lead Independent Trustee, Member of the Audit and Nominating Committees	Since 2011 (Lead Independent Trustee since 2015)	Retired. Previously, Chief Investment Officer, The Dreyfus Corporation (2000-2006).	27	Sierra Income Corporation; College of William and Mary, Graduate School of Business.

George O. Elston Age: 50 60 Wall Street New York, New York 10005	Trustee, Chairman of the Audit Committee and Member of the Nominating Committee	Since 2011 (Chairman of the Audit Committee since 2015)	Senior Vice President and Chief Financial Officer, KBI BioPharma (2013-present); M&A Advisor, Chief Financial, Operating and Business Officer, Optherion, Inc. (2008-2010); and Vice President, Finance and Government Affairs, Secretary and Treasurer, Elusys Therapeutics, Inc. (2000-2007).	27	Celldex Therapeutics.

Interested Trustee

Name, Address, and Age	Position(s) Held with Fund	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships held by Director During Past 5 Years

Alex Depetris Age: 35 60 Wall Street New York, New York 10005	Trustee, Chairman of the Board, President, Chief Executive Officer and Secretary	Since 2010	Director in the Deutsche Asset and Wealth Management Passive Asset Management Group at Deutsche Bank AG since 2008; Associate, Arnold & Porter, 2006-2008.	32	Director, Chairman of the Board of db-X Exchange Traded Funds Inc.

Officers

Name, Address, and Age	Position(s) Held with Fund	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Michael Gilligan Age: 48 60 Wall Street New York, New York 10005	Treasurer, Chief Financial Officer and Controller	Since 2010	Director in the Finance Group at Deutsche Bank AG with CFO responsibility for DBX Strategic Advisors LLC and DB Commodity Services LLC since 2008; Chief Operating Officer, Americas Credit Trading, Credit Suisse, 2007-2008.

Fiona Bassett Age: 40 60 Wall Street New York, New York 10005	Chief Operating Officer	Since 2014	Managing Director in the Deutsche Asset and Wealth Management Passive Asset Management Group at Deutsche Bank AG and Head of Passive Americas Asset and Wealth Management Platform since 2014; Managing Director, COO Global Key Projects and Integration at Deutsche Asset and Wealth Management, 2012-2014; Managing Director at Deutsche Bank AG, 2004-2012.

Frank Gecsedi Age: 47 60 Wall Street New York, New York 10005	Chief Compliance Officer	Since 2010	Vice President in Deutsche Bank’s Global Markets Legal, Risk and Capital Division since 2010; Vice President and Compliance Manager at Bank of America Merrill Lynch (formerly Merrill Lynch), ( 2000 to 2010).

Board Leadership, Structure and Oversight Responsibilities.

Board Structure. As noted above, the Board is responsible for oversight of the Funds, including oversight of the duties performed by the Adviser for the Funds under the investment advisory agreement (the “Investment Advisory Agreement”). The Board generally meets in regularly scheduled meetings four times a year, and may meet more often as required.

Mr. Depetris, an Interested Trustee, serves as chairman of the Board. The Board is comprised of a super-majority (75 percent) of Independent Trustees. The chairmen of the Audit Committee and Nominating Committee (each of which consists solely of Independent Trustees) serve as liaisons between the Adviser and other service providers and the other Independent Trustees. Each such chairman is an Independent Trustee. Effective February 19, 2015, the Independent Trustees appointed Mr. Byers as the “Lead Independent Trustee.” The Lead Independent Trustee’s role is non-executive in nature, and the Lead Independent Trustee shall not be responsible for the day-to-day operation or administration of the Trust, nor for decisions with respect to matters that would otherwise be within the purview of the Board of Trustees as a whole or the Independent Trustees as a group.

The Lead Independent Trustee of the Board of Trustees has the following role and responsibilities and may exercise the following authorities with respect to the Trust:

•	To preside at the executive sessions of the Independent Trustees;

•	To consult with the chairman of the Board with respect to the setting of the agenda of the meetings of the Board, including the topics discussed, the amount of time spent on each topic and the order in which topics are addressed;

•	To coordinate with Committee chairmen with respect to the agenda of any Committee meeting, as appropriate;

•	To serve as a principal liaison between the Independent Trustees and management and other service providers of the Trust; and

•	To have, exercise and perform such additional functions with respect to the Trust as from time to time may be agreed to with the chairman of the Board.

The Board regularly reviews its Committee structure and membership and believes that its current structure is appropriate based on the fact that the Independent Trustees constitute a super-majority of the Board, the role of the Committee chairmen (who are Independent Trustees), the assets and number of Funds overseen by the Trustees, as well as the nature of each Fund’s business as an ETF which is managed to track the performance of a specified index.

Risk Oversight. The Funds are subject to a number of risks, including operational, investment and compliance risks. The Board, directly and through its Committees, as part of its oversight responsibilities, oversees the services provided by the Adviser and the Trust’s other service providers in connection with the management and operations of the Funds, as well as their associated risks. Under the oversight of the Board, the Trust, the Adviser and other service providers have adopted policies, procedures and controls to address these risks. The Board, directly and through its Committees, receives and reviews information from the Adviser, other service providers, the Trust’s independent registered public accounting firm and Trust counsel to assist it in its oversight responsibilities. This information includes, but is not limited to, reports regarding the Funds’ investments, including Fund performance and investment practices, valuation of Fund portfolio securities, and compliance. The Board also reviews, and must approve any proposed changes to, the Funds’ investment objective, policies and restrictions, and reviews any areas of non-compliance with the Funds’ investment policies and restrictions. The Audit Committee monitors the Trust’s accounting policies, financial reporting and internal control system and reviews any internal audit reports impacting the Trust. As part of its compliance oversight, the Board reviews the annual compliance report issued by the Trust’s Chief Compliance Officer on the policies and procedures of the Trust and its service providers, proposed changes to the policies and procedures and quarterly reports on any material compliance issues that arose during the period.

Experience, Qualifications and Attributes. The Board has concluded, based on each Trustee’s experience, qualifications and attributes that each Board member should serve as a Trustee. Following is a brief summary of the information that led to this conclusion.

Mr. Stephen Byers. Mr. Byers gained extensive experience with a variety of financial, accounting, management, regulatory and operational issues facing funds through his more than 30 years of experience on the boards and/or in senior management of such companies as The Dreyfus Corporation, Gruntal & Co., LLC, Painewebber, Citibank/Citicorp and American Airlines. Mr. Byers possesses a strong understanding of the regulatory framework under which investment companies must operate and can provide management input and investment guidance to the Board.

Mr. George Elston. Through his prior positions on the boards and in senior management of such companies as KBI BioPharma, Inc. Celldex Therapeutics, Optherion, Inc. and Elusys Therapeutics, Mr. Elston has experience with a variety of financial, management, regulatory and operational issues as well as experience with marketing and distribution. Mr. Elston also has experience as a managing partner of Chatham Partners LLC.

Mr. David Officer. Mr. Officer has over 30 years of experience in the financial services industry and related fields, including his positions on the boards and/or in senior management of such companies as The Bank of New York Mellon, The Dreyfus Corporation, Laurel Capital Advisors and Bank of New England. In addition to his experience with financial, investment and regulatory matters, Mr. Officer has extensive accounting knowledge through his education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor at his previous positions.

Mr. Alex Depetris. In addition to his tenure as Director in the DBX Group at Deutsche Bank AG, Mr. Depetris has experience as an attorney at the law firms of Arnold & Porter and Sullivan & Worcester. Therefore, Mr. Depetris has extensive knowledge of the regulatory framework under which investment companies operate, including with respect to exchange-traded funds.

Committees of the Board of Trustees. The Board has two standing committees, the Audit Committee and the Nominating Committee, and has delegated certain responsibilities to those Committees.

Messrs. Byers, Elston and Officer currently serve as members of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) approve and recommend to the Board the selection of the Trust’s independent registered public accounting firm; (ii) review the scope of the independent registered public accounting firm’s audit activity; (iii) review the audited financial statements; and (iv) review with such independent registered public accounting firm the adequacy and the effectiveness of the Trust’s internal controls. The Audit Committee met twice during the fiscal year ended May 31, 2014.

Messrs. Byers, Elston and Officer currently serve as members of the Nominating Committee. The Nominating Committee has the responsibility, among other things, to identify and recommend individuals for Board membership, and evaluate candidates for Board membership. The Board will consider recommendations for trustees from Shareholders. Nominations from Shareholders should be in writing and sent to the Secretary of the Trust to the attention of the Chairman of the Nominating Committee, as described below under the caption “Shareholder Communications to the Board.” During the fiscal year ended May, 31, 2014, the Nominating Committee did not meet.

Shareholder Communications to the Board. Shareholders may send communications to the Trust’s Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members). The shareholder may send the communication to either the Trust’s office or directly to such Board members at the address specified for each Trustee. Other shareholder communications received by the Trust not directly addressed and sent to the Board will be reviewed and generally responded to by management. Such communications will be forwarded to the Board at management’s discretion based on the matters contained therein.

Remuneration of` Trustees. The Trust pays each Independent Trustee (i) an annual retainer of $40,000; (ii) $3,000 for each Board meeting attended in person ($2,000 if the Board meeting is scheduled as in person but a Trustee attends telephonically) and $1,500 for each telephonic Board meeting; (iii) $1,500 to members of the Board’s Audit Committee for each meeting of the Audit Committee attended; (iv) a retainer of $4,000 to the chairperson of the Audit Committee; and (v) a retainer of $7,500 to the Lead Independent Trustee. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings.

The table below sets forth the compensation paid to each Trustee for the fiscal year ended May 31, 2014:

Name of Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund and Fund Complex
Alex Depetris	None	Not Applicable	Not Applicable	None
J. David Officer	$58,000	Not Applicable	Not Applicable	$58,000
Stephen R. Byers	$61,000	Not Applicable	Not Applicable	$61,000
George O. Elston	$58,000	Not Applicable	Not Applicable	$58,000

Trustee Ownership of Fund Shares. The following table shows the dollar range of Fund shares beneficially owned by each Trustee as of December 31, 2013.

NAME OF TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES FOR EACH FUND		AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL FUNDS OVERSEEN BY TRUSTEE IN COMPLEX
Alex Depetris	None		None
J. David Officer	None		None
Stephen R. Byers	$50,000-$100,000	*	$50,000-$100,000	*
George O. Elston	None		None

*	Represents Mr. Byers’ beneficial ownership of the Deutsche X-trackers MSCI Germany Hedged Equity ETF.

As of the date of this SAI, as to each Disinterested Director and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of a Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of a Fund.

Control Persons and Principal Holders of Securities.

As of May 31, 2014, the officers and Trustees, as a group owned beneficially less than 1% of the shares of any of the Funds.

Although the Funds do not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company (“DTC”) participants, as of August 29, 2014, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of a Fund is set forth in the table below:

Deutsche X-trackers MSCI Emerging Markets Hedged Equity ETF

Name and Address	Percentage Ownership
Raymond James & Associates, Inc. 880 Carilion Parkway St. Petersburg, FL 33716	7.15%

Merrill Lynch Pierce Fenner & Smith 4804 Deer Lake Dr. E. Jacksonville, FL 32246	40.43%

Morgan Stanley Smith Barney 1300 Thames Street Baltimore, MD 21231	13.23%

Pershing One Pershing Plaza Jersey City, NJ 07399	8.01%

Timber Hill LLC 1 Pickwick Plaza Greenwich, CT 06830	5.88%

Deutsche X-trackers MSCI EAFE Hedged Equity ETF

Name and Address	Percentage Ownership
Charles Schwab 2423 E. Lincoln Dr. Phoenix, AZ 85016	16.02%
First Clearing 2801 Market St. St. Louis, MO 63103	7.26%
Merrill Lynch Pierce Fenner & Smith 4804 Deer Lake Dr. E. Jacksonville, FL 32246	16.39%
Raymond James & Associates, Inc. 880 Carilion Parkway St. Petersburg, FL 33716	8.32%
Morgan Stanley Smith Barney 1300 Thames Street Baltimore, MD 21231	9.58%
NFS LLC 499 Washington Blvd. Jersey City, NJ 07310	5.78%
Robert W. Baird & Co. Incorporated 777 E. Wisconsin Avenue, 19th Floor Milwaukee, WI 53202	7.05%

Deutsche X-trackers MSCI Brazil Hedged Equity ETF

Name and Address	Percentage Ownership
Interactive Brokers Retail Equity 8 Greenwich Office Park Greenwich, CT 06831	6.90%
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	7.68%
TD Ameritrade 1005 N. Ameritrade Place Bellevue, NE 68005	6.92%
Charles Schwab 2423 E. Lincoln Dr. Phoenix, AZ 85016	8.30%
CITIBANK, N.A. 3801 CITIBANK Center B/3rd Floor/Zone 12 Tampa, FL 33610	20.56%
E*Trade Bank 34 Exchange Place Jersey City, NJ 07311	5.93%
Merrill Lynch Pierce Fenner & Smith 4804 Deer Lake Drive E. Jacksonville, FL 32246	9.71%
Timber Hill LLC 1 Pickwick Plaza Greenwich, CT 06830	6.29%

Deutsche X-trackers MSCI Germany Hedged Equity ETF

Name and Address	Percentage Ownership
Morgan Stanley Smith Barney 1300 Thames Street Baltimore, MD 21231	11.83%
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	17.05%
Timber Hill LLC 1 Pickwick Plaza Greenwich, CT 06830	8.68%
Charles Schwab 2423 E. Lincoln Dr. Phoenix, AZ 85016	29.40%

Deutsche X-trackers MSCI Japan Hedged Equity ETF

Name and Address	Percentage Ownership
Brown Brothers Harriman & Co. 525 Washington Blvd. Jersey City, NJ 07310	12.85%
American Enterprise Investment Service 901 3rd Ave South Minneapolis, MN 55474	16.35%
FIDUCIARY SSB 225 Franklin Street Boston, MA 02110	8.79%
Morgan Stanley Smith Barney 1300 Thames Street Baltimore, MD 21231	15.44%
Pershing One Pershing Plaza Jersey City, NJ 07399	7.94%

Deutsche X-trackers MSCI Asia Pacific ex Japan Hedged Equity ETF

Name and Address	Percentage Ownership
Merrill Lynch Pierce Fenner & Smith 4804 Deer Lake Drive E. Jacksonville, FL 32246	8.46%

Morgan Stanley Smith Barney 1300 Thames Street Baltimore, MD 21231	84.49%

Deutsche X-trackers MSCI Europe Hedged Equity ETF

Name and Address	Percentage Ownership
FIDUCIARY SSB 225 Franklin Street Boston, MA 02110	24.28%

The Northern Trust Company 801 S Canal Street Chicago, IL 60607	33.20%
Pershing One Pershing Plaza Jersey City, NJ 07399	12.05%

Deutsche X-trackers MSCI United Kingdom Hedged Equity ETF

Name and Address	Percentage Ownership
Merrill Lynch Pierce Fenner & Smith 4804 Deer Lake Drive E. Jacksonville, FL 32246	37.94%
Oppenheimer & Co. Inc. 85 Broad Street New York, NY 10004	10.43%
KCG Americas LLC 545 Washington BLVD. Jersey City, NJ 07310	37.32%

Deutsche X-trackers MSCI All World ex US Hedged Equity ETF

Name and Address	Percentage Ownership
J.P. Morgan Clearing Corp. 3 Chase Metrotech Center Brooklyn, NY 11245-0001	97.85%

Deutsche X-trackers MSCI South Korea Hedged Equity ETF

Name and Address	Percentage Ownership
J.P. Morgan Clearing Corp. 3 Chase Metrotech Center Brooklyn, NY 11245-0001	95.99%

Deutsche X-trackers MSCI Mexico Hedged Equity ETF

Name and Address	Percentage Ownership
J.P. Morgan Clearing Corp. 3 Chase Metrotech Center Brooklyn, NY 11245-0001	85.49%

Deutsche X-trackers Regulated Utilities ETF

Name and Address	Percentage Ownership
RBC Capital Markets, LLC 60 S 6TH ST - P09 Minneapolis, MN 55402-4400	34.92%
Timber Hill LLC 1 Pickwick Plaza Greenwich, CT 06830	27.60%
The Bank of New York Mellon 525 William Penn Place Suite 153-0400 Pittsburgh, PA 15259	20.00%

Deutsche X-trackers Solactive Investment Grade Subordinated Debt ETF

Name and Address	Percentage Ownership
RBC Capital Markets, LLC 60 S 6Th ST - P09 Minneapolis, MN 55402-4400	41.72%
J.P. Morgan Clearing Corp. 3 Chase Metrotech Center Brooklyn, NY 11245-0001	10.58%
Merrill Lynch Pierce Fenner & Smith 4804 Deer Lake Drive E. Jacksonville, FL 32246	26.98%
Wells Fargo Securities, LLC 1525 West W.T. Harris Blvd, 1B1 Charlotte, NC 28262	20.00%

Deutsche X-trackers Municipal Infrastructure Revenue Bond ETF

Name and Address	Percentage Ownership
Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix, AZ 85016-1215	5.79%
FOLIOFN Investments, Inc. 8180 Greensboro Drive, 8th Floor McLean, VA 22102	29.92%
Morgan Stanley Smith Barney 1300 Thames Street Baltimore, MD 21231	14.73%
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	20.76%
Pershing One Pershing Plaza Jersey City, NJ 07399	8.09%

As of August 31, 2014, the officers and Trustees as a group owned beneficially less than 1% of the shares of any of the Funds.

Potential Conflicts of Interest

The Adviser is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Adviser is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests in addition to managing asset management accounts, such wide ranging activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts.

The Adviser may take investment positions in securities in which other clients or related persons within the Firm have different investment positions. There may be instances in which the Adviser is purchasing or selling for its client accounts, or pursuing an outcome in the context of a workout or restructuring with respect to, securities in which the Firm is undertaking the same or differing strategy in other businesses or other client accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Adviser’s advisory clients, including the Fund. The Adviser has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to a Fund’s Board.

Investment Advisory, Sub-Advisory, Administrative and Distribution Services

Investment Adviser and Sub-Adviser. DBX Advisors LLC serves as investment adviser to each Fund pursuant to an Investment Advisory Agreement between the Trust and the Adviser. The Adviser is a Delaware limited liability company and was registered as an investment adviser under the Investment Advisers Act of 1940, as amended, in August 2010. DBX Advisors LLC was formed in June 2010 and is an indirect, wholly-owned subsidiary of Deutsche Bank AG.

TDAM serves as the investment sub-adviser to Deutsche X-trackers MSCI Asia Pacific ex Japan Hedged Equity ETF, Deutsche X-trackers MSCI Europe Hedged Equity ETF, Deutsche X-trackers MSCI United Kingdom Hedged Equity ETF, Deutsche X-trackers Emerging Markets Hedged Equity ETF, Deutsche X-trackers EAFE Hedged Equity ETF, Deutsche X-trackers Brazil Hedged Equity ETF, Deutsche X-trackers Germany Hedged Equity ETF, Deutsche X-trackers Japan Hedged Equity ETF, Deutsche X-trackers MSCI All World ex US Hedged Equity ETF, Deutsche X-trackers MSCI South Korea Hedged Equity ETF, Deutsche X-trackers Solactive Investment Grade Subordinated Debt ETF and Deutsche X-trackers MSCI Mexico Hedged Equity ETF pursuant to a Sub-Advisory Agreement.

The Adviser has engaged its affiliate, DIMA to serve as the sub-adviser to Deutsche X-trackers Municipal Infrastructure Revenue Bond ETF pursuant to a Sub-Advisory Agreement.

Under the Investment Advisory Agreement, the Adviser, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages and administers the Trust and manages each Sub-Adviser and manages or delegates to each Sub-Adviser the duties of the investment and reinvestment of each Fund’s assets. Each Sub-Adviser manages the investment and reinvestment of each applicable Fund’s assets on an ongoing basis under the supervision of the Adviser.

For its investment advisory services to the Funds, the Adviser is entitled to receive a unitary management fee from each Fund based on the Fund’s average daily net assets at an annual rate of:

Fund	Fee

Deutsche X-trackers MSCI Emerging Markets Hedged Equity ETF	0.65%

Deutsche X-trackers MSCI EAFE Hedged Equity ETF	0.35%

Deutsche X-trackers MSCI Brazil Hedged Equity ETF	0.60%

Deutsche X-trackers MSCI Germany Hedged Equity ETF	0.45%

Deutsche X-trackers MSCI Japan Hedged Equity ETF	0.45%

Deutsche X-trackers MSCI Asia Pacific ex Japan Hedged Equity ETF	0.60%

Deutsche X-trackers MSCI Europe Hedged Equity ETF	0.45%

Deutsche X-trackers MSCI United Kingdom Hedged Equity ETF	0.45%

Deutsche X-trackers MSCI All World ex US Hedged Equity ETF	0.40%

Deutsche X-trackers MSCI South Korea Hedged Equity ETF	0.58%

Deutsche X-trackers MSCI Mexico Hedged Equity ETF	0.50%

Deutsche X-trackers Regulated Utilities ETF	0.45%

Deutsche X-trackers Municipal Infrastructure Revenue Bond ETF	0.30%

Deutsche X-trackers Solactive Investment Grade Subordinated Debt ETF	0.45%

Under the Investment Advisory Agreement, the Adviser is responsible for substantially all expenses of the Funds (including the payments to each Sub-Adviser, the cost of transfer agency, custody, fund administration, compensation paid to the Independent Trustees in respect of the Independent Trustees’ service to the Fund (“Independent Trustee Fees”), legal, audit and other services) except for the fee payments under the Investment Advisory Agreement, interest expense, taxes, brokerage expenses, future distribution fees or expenses, litigation expenses and other extraordinary expenses.

For each Fund’s last three fiscal years, the management fees payable by the Fund, the reduction, if any, in the amount of the fee paid due to fee waivers and/or expense reimbursements by the Adviser and the net fees paid by the Fund were as follows:

	2012 Fiscal Year
Fund	Fee payable	Reduction in fee	Net fee paid
DBEM	$28,822	$0	$28,822
DBEF	$74,217	$0	$74,217
DBBR	$26,660	$0	$26,660
DBGR	$22,653	$0	$22,653
DBJP	$23,220	$0	$23,220

	2013 Fiscal Year
Fund	Fee payable	Reduction in fee	Net fee paid
DBEM	$32,495	$(11,148)	$21,347
DBEF	$72,513	$(34,234)	$38,279
DBBR	$25,271	$(9,980)	$15,291
DBGR	$22,776	$(10,915)	$11,861
DBJP	$74,777	$(19,950)	$54,827

	2014 Fiscal Year
Fund	Fee payable	Reduction in fee	Net fee paid
DBEM	$132,723	$(2,169)	$130,554
DBEF	$908,847	$(15,766)	$893,081
DBBR	$28,222	$(1,247)	$26,975
DBGR	$97,421	$(1,041)	$96,380
DBJP	$1,352,302	$(19,744)	$1,332,558
DBAP	$23,772	$0	$23,772
DBEU	$77,946	$0	$77,946
DBUK	$15,380	$0	$15,380
DBAW	$7,003	$0	$7,003
DBKO	$10,164	$0	$10,164
DBMX	$8,456	$0	$8,456
UTLT	$52,098	$(2,407)	$49,691
SUBD	$3,859	$0	$3,859
RVNU	$46,168	$(2,916)	$43,252

As of May 31, 2014, the Adviser paid the following to the Sub-Advisers pursuant to each Sub-Advisory Agreement:

Fund	Sub-Adviser	Effective Fee Rate For the Last Fiscal Year
DBEM	TDAM	0.20%
DBEF	TDAM	0.10%
DBBR	TDAM	0.20%
DBGR	TDAM	0.15%
DBJP	TDAM	0.10%
DBAP	TDAM	0.15%
DBEU	TDAM	0.14%
DBUK	TDAM	0.15%
DBAW	TDAM	0.15%
DBKO	TDAM	0.20%
DBMX	TDAM	0.20%
SUBD	DIMA	0.09%
RVNU	DIMA	0.05%

For a Fund’s last three fiscal years, the fees payable by the Adviser to the Fund’s Sub-Adviser, if any, the reduction, if any, in the amount of the fee paid due to fee waivers by the Sub-Adviser and the net fees paid were as follows:

	2012 Fiscal Year	2012 Fiscal Year	2012 Fiscal Year
Fund	Fee Payable	Reduction	Net fee paid
DBEM	$6,992	$0	$6,992
DBEF	$25,577	$0	$25,577
DBBR	$8,918	$0	$8,918
DBGR	$6,820	$0	$6,820
DBJP	$6,992	$0	$6,992

	2012 Fiscal Year	2012 Fiscal Year	2012 Fiscal Year
Fund	Fee Payable	Reduction	Net fee paid
DBEM	$10,060	$0	$10,060
DBEF	$25,136	$0	$25,136
DBBR	$8,432	$0	$8,432
DBGR	$6,827	$0	$6,827
DBJP	$22,891	$0	$22,891

	2014 Fiscal Year	2014 Fiscal Year	2014 Fiscal Year
Fund	Fee Payable	Reduction	Net fee paid
DBEM	$40,992	$0	$40,992
DBEF	$247,172	$0	$247,172
DBBR	$9,387	$0	$9,387
DBGR	$31,389	$0	$31,389
DBJP	$279,759	$0	$279,759
DBAP	$7,942	$0	$7,942
DBEU	$25,753	$0	$25,753
DBUK	$5,129	$0	$5,129
DBAW	$2,647	$0	$2,647
DBKO	$3,533	$0	$3,533
DBMX	$3,410	$0	$3,410
UTLT	$5,442	$5,442	$0
SUBD	$797	$0	$797
RVNU	$7,717	$0	$7,717

In addition to the above amounts, the Adviser paid $170,491 and $242,367 to TDAM for the 2014 and 2013 fiscal years, respectively, as a minimum payment under the sub-advisory agreement.

The Investment Advisory Agreement with respect to each Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board; or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the applicable Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval.

The Investment Advisory Agreement with respect to each Fund is terminable without penalty, on 60 days’ notice, by the Board or by a vote of the holders of a majority of the applicable Fund’s outstanding voting securities (as defined in the 1940 Act). The Investment Advisory Agreement is also terminable upon 60 days’ notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Under each Sub-Advisory Agreement, each Sub-Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the applicable Sub-Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of each Sub-Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. Each Sub-Advisory Agreement continues in effect until two years from its initial effective date, and thereafter only if approved annually by the Board, including a majority of the Independent Trustees.

Each Sub-Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Fund by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of that Fund’s outstanding voting securities on 60 days’ written notice to the Sub-Adviser, by the Adviser on 60 days’ written notice to the Sub-Adviser or by a Sub-Adviser on 60 days’ written notice to the Adviser and the Trust.

TDAM is located at 161 Bay Street, 35th Floor, TD Canada Trust Tower, Toronto, Ontario, Canada M5J 2T2.

DIMA is located at 345 Park Avenue New York, New York 10154.

Affiliated Index Provider.

Deutsche Bank Securities Inc. (“DBSI” or “Index Provider”), which is an affiliate of the Adviser, is responsible for amendments to the rules-based methodology of the DBIQ Regulated Utilities Index and DBIQ Municipal Infrastructure Revenue Bond Index. In order to minimize any potential for conflicts caused by the fact that the Adviser or its affiliates act as the Index Provider to the Fund, the Adviser has retained an unaffiliated third-party to calculate the Index, Structured Solutions AG (the “Calculation Agent”). The Calculation Agent, using the Index Provider’s rules-based methodology, will calculate, maintain and disseminate the DBIQ Regulated Securities Indexes on a daily basis. The Adviser will monitor the results produced by the Calculation Agent to help ensure that the DBIQ Indexes is being calculated in accordance with the rules-based methodology. In addition, the Adviser and the Index Provider have established policies and procedures designed to prevent non-public information about pending changes to the DBIQ Indexes from being used or disseminated in an improper manner. Furthermore, the Adviser and the Index Provider have established policies and procedures designed to prevent improper use and dissemination of non-public information about the Fund’s portfolio strategies and to prevent the Fund’s portfolio managers from having any influence on the construction of the DBIQ Indexes methodology.

Manager of Managers Structure. The Adviser and the Trust may rely on an exemptive order (the “Order”) from the SEC that permits the Adviser to enter into investment sub-advisory agreements with sub-advisers without obtaining shareholder approval. The Adviser, subject to the review and approval of the Board, selects sub-advisers for the Fund and supervises, monitors and evaluates the performance of the sub-adviser.

The Order also permits the Adviser, subject to the approval of the Board, to replace sub-advisers and amend investment sub-advisory agreements, including fees, without shareholder approval whenever the Adviser and the Board believe such action will benefit the Fund and its shareholders. The Adviser thus has the ultimate responsibility (subject to the ultimate oversight of the Board) to recommend the hiring and replacement of sub-advisers as well as the discretion to terminate any sub-adviser and reallocate the Fund’s assets for management among any other sub-adviser(s) and itself. This means that the Adviser is able to reduce the sub-advisory fees and retain a larger portion of the management fee, or increase the sub-advisory fees and retain a smaller portion of the management fee. Pursuant to the Order, the Adviser is not required to disclose its contractual fee arrangement with any sub-adviser. The Adviser compensates the sub-adviser out of its management fee.

Portfolio Managers.

Set forth below is additional information regarding the individuals identified in the Prospectus as primarily responsible for the day-to-day management of the Funds (“Portfolio Managers”).

TDAM supervises and manages the investment portfolio of each Fund, except the Deutsche X-trackers Regulated Utilities ETF, Deutsche X-trackers Municipal Infrastructure Revenue Bond ETF and Deutsche X-trackers Solactive Investment Grade Subordinated Debt ETF and directs the purchase and sale of the Fund’s investment securities. TDAM utilizes teams of investment professionals acting together to manage the assets of each Fund. The TDAM Portfolio Managers that have direct oversight responsibility and are primarily responsible for the day-to-day management of the Funds are: Vishal Bhatia, Dino Bourdos, Glenn Davis and Dennis Woessner.

Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team with more limited responsibilities.

Vishal Bhatia, CFA, is a Vice President and Director of TDAM for the past five years. Mr. Bhatia joined TD Asset Management Inc. in December 1996. As the lead of the Structured and Equity Index Team, he oversees research, portfolio management, and daily trading activity for U.S., Canadian and global equity funds. Mr. Bhatia is also a Product Specialist specifically responsible for developing and marketing passive and active fundamental equity strategies. In this capacity he works closely with existing and prospective clients to incorporate these strategies into solutions that meet their needs. Mr. Bhatia graduated from the University of Toronto with an Honours Bachelor of Science in Cell & Molecular Biology and is a CFA charterholder.

Dino Bourdos, CFA, is a Managing Director of TDAM for the past five years. Mr. Bourdos joined TD Asset Management Inc. as part of Canada Trust merger in February 2000. At TDAM, he is responsible for the management of and trading within derivatives-based strategies for a variety of equity, fixed income and currency overlay mandates. He also oversees the Derivatives and Passive & Structured Equity businesses. Mr. Bourdos is also a product specialist and is specifically responsible for developing and marketing portable alpha and derivatives-based strategies. In this capacity, he works closely with existing and prospective clients to provide solutions for managing overall portfolio, market and currency exposures. Prior to joining TDAM, Mr. Bourdos was an analyst and trader with Canada Trust Investment Management Group Inc. At CT IMG, his responsibilities included analyzing and trading derivatives, fixed income and currency products. Mr. Bourdos was awarded the CFA designation in 1998, completed the Chartered Market Technicians (CMT) program in 2001 and completed the first level of the Chartered Alternative Investment Analyst (CAIA) Program in 2008. He obtained his undergraduate degree in Economics from the University of Toronto in 1994.

Mr. Davis joined TDAM in 2009. He is a portfolio manager with lead manager responsibilities for fixed income models for TD Private Investment Counsel in the U.S. He is lead manager for the TDAM USA Short Term Bond Fund and the TD Private U.S. Corporate Bond Fund and co-manager of the TD U.S. Monthly Income Fund. Additionally, Mr. Davis is on the TD Wealth Asset Allocation Committee and has over 31 years of investment experience in senior roles managing both institutional and retail mandates for such U.S. firms as State Street Global Advisors (Head of Money Market Group), Boston Company Asset Management, Boston Partners Asset Management L.P. (one of 30 founding partners) and S.A.C. Capital. Mr. Davis joined TD Banknorth in 2005 as a Senior Vice President and Chief Investment Strategist and Head of Fixed Income. In January of 2009, his group joined TDAM. Mr. Davis holds a B.A. in Economics from Colby College, Waterville, ME and has an M.B.A. in Finance from the Hofstra University Graduate School of Business and is a CFA charterholder.

Mr. Woessner is a Vice President and Director of TDAM. Mr. Woessner joined TDAM in July 2009 as a fixed income portfolio manager. Previously, Mr. Woessner worked at Salomon Brothers Inc. from November 1988 to June 1995. While at Salomon he held a variety of fixed income positions in New York City and Boston. In June 1995, Mr. Woessner joined Standish Mellon Asset Management. During his tenure he traded a range of fixed income asset classes and was part of the securitized and corporate bond strategy teams. From June 2003 through June 2008, he worked for MFM International (now Aviva Investors). During most of his tenure, he managed all corporate and all credit portfolio mandates. Mr. Woessner holds a B.B.A. in Banking and Finance from Hofstra University and is a CFA charterholder.

DIMA supervises and manages the investment portfolio for the Deutsche X-trackers Municipal Infrastructure Revenue Bond ETF and directs the purchase and sale of the Fund’s investment securities. DIMA utilizes teams of investment professionals acting together to manage the assets of the Fund.

The DIMA portfolio managers that have direct oversight responsibility and are primarily responsible for the day-to-day management of the Deutsche X-trackers Municipal Infrastructure Revenue Bond ETF are: Ashton P. Goodfield, Blair Ridley and Michael J. Generazo, each a portfolio manager, are primarily responsible for the day-to-day management of the Fund. Each portfolio manager functions as a member of a portfolio manager team.

Ashton P. Goodfield, CFA, is a Managing Director of Deutsche Asset Management. Since 2008, she has been Managing Director, Head of Municipal Bond Trading and a Portfolio Manager for DIMA. Ms. Goodfield joined Deutsche Asset Management in 1986. She obtained her undergraduate degree, Bachelor of Arts, from Duke University.

Blair Ridley is a Director of Deutsche Asset Management. From 2006 to 2010, he was Vice President, business manager and product specialist for DIMA. Since 2010, Mr. Ridley has been a Director and a Portfolio Manager for DIMA. Mr. Ridley joined Deutsche Asset Management in 1999. He obtained his MS in Investment Management from Boston University and his undergraduate degree, Bachelor of Arts, from the University of California, San Diego.

Michael J. Generazo is a Director of Deutsche Asset Management. Since 2008, he has been a Director and a Portfolio Manager for DIMA. Mr. Generazo joined Deutsche Asset Management in 1999. He obtained his MBA degree from Suffolk University and his undergraduate degree, Bachelor of Science, from Bryant College.

The Adviser’s portfolio managers that have direct oversight responsibility and are primarily responsible for the day-to-day management of the Deutsche X-trackers Regulated Utilities ETF are: Bryan Richards and Lance McGray, each a portfolio manager, are primarily responsible for the day-to-day management of the Fund. Each portfolio manager functions as a member of a portfolio manager team.

Bryan Richards is a Director with Deutsche Asset and Wealth Management and has served as a Portfolio Manager in the Passive Asset Management business since 2011. Mr. Richards began his career as an equity analyst at Fairhaven Capital LLC in Boston supporting two Portfolio Managers in a long-short equity strategy. Mr. Richards joined XShares Advisors, an ETF issuer, as a Vice President in 2007, providing analysis on index and fund construction as well as fund operations and performance before being promoted to Director of Fund Operations in 2009. Mr. Richards holds a BS Degree in Finance from Boston College and is a CFA Charterholder.

Lance McGray is a Vice President with Deutsche Asset Wealth and Management and has served as a Portfolio Manager in the Passive Asset Management business since September 2013. From June 2009 until he joined Deutsche Bank, Mr. McGray worked at Rafferty Asset Management, the investment adviser to the DirexionShares. There Mr. McGray served as Assistant Vice President of Portfolio Management where he managed roughly $1 billion in leveraged ETF assets, and later served as Vice President of Risk Management and Research. From May 2007 through June 2009, Mr. McGray was Head of Profit & Loss/Valuations at JWM Partners, LLC. Mr. McGray holds an MBA and a BA in Financial Management, a Certificate in International Business, and a BBA in Finance graduating Cum Laude from Iona College, Hagan School of Business.

Certain Portfolio Manager Information

The following table lists the number and types of accounts (including the Funds) advised by each Fund’s primary portfolio manager(s) and assets under management in those accounts as of May 31, 2014.

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed (in $ millions)	Other Pooled Investment Vehicles	Total Assets Managed (in $ millions)	Other Accounts	Total Assets Managed (in $ millions)
Vishal Bhatia	13	685	20	16,482	19	2,964
Dino Bourdos	0	0	7	742	30	20,894
Dennis Woessner	4*	106.75*	1*	418.5*	17*	1,899*
Glenn Davis	4*	106.75*	1*	418.5*	17*	1,899*
Ashton P. Goodfield	35	5,195	0	0	0	0
Blair Ridley	35	5,195	0	0	0	0
Michael J. Generazo	35	5,195	0	0	0	0
Thomas Farina	1	12	0	0	12	2,282
Kelly Beam	1	12	0	0	12	2,282
Alvin A. Burgos	1	12	0	0	12	2,282
Byran Richards	2	13.48	11	9,209.7	0	0
Lance McGray	2	13.48	11	9,209.7	0	0

*	As of December 31, 2014

The following table provides information on accounts managed (included within the table above) by each primary portfolio manager that are subject to performance-based advisory fees.

Primary Portfolio Manager	Type of Account	Number of Accounts Subject to Performance Fees	Total Assets of Accounts (in millions)
Vishal Bhatia	None	0	0
Dino Bourdos	None	0	0
Glenn Davis	None*	0*	0*
Dennis Woessner	None*	0*	0*
Ashton P. Goodfield	None	0	0
Blair Ridley	None	0	0
Michael J. Generazo	None	0	0
Bryan Richards	None	0	0
Lance McGray	None	0	0

*	As of December 31, 2014

The following table lists the dollar range (None, $1,-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $501,000-$1,000,000, over $1 million) of Fund shares beneficially owned by the primary portfolio manager(s) as of the May 31, 2014.

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned
Vishal Bhatia	DBEM DBEF DBBR DBGR DBJP DBUK DBEU DBAP DBAW DBKO DBMX	None None None None None None None None None None None
Dino Bourdos	DBEM DBEF DBBR DBGR DBJP DBUK DBEU DBAP DBAW DBKO DBMX	None None None None None None None None None None None
Ashton P. Goodfield	RVNU	None
Blair Ridley	RVNU	None
Michael J. Generazo	RVNU	None
Glenn Davis	SUBD	None
Dennis Woessner	SUBD	None
Bryan Richards	UTLT	None
Lance McGray	UTLT	None

Portfolio Manager Compensation

As a member of TD Bank Financial Group (“TDBFG”), TDAM has the following major components in its compensation program for the Portfolio Managers:

•	Base Salary

•	Annual Incentive Program

•	Long Term Incentive Plan

•	Profit Sharing Plan

TDAM maintains competitive salaries for all employees, based on independent research of the investment management industry. Each Portfolio Manager may be eligible to participate in the Long Term Incentive Plan. The purpose of this plan is to encourage employees to increase their interest in TDBFG’s long term success by awarding them “Units” which will provide future compensation related to the price of the common shares of TD Bank at that future time.

The investment performance of products under management does not drive any variable components of compensation. Amounts paid under the Annual Incentive Program will vary. In the case of TDAM, these amounts are based on how well the individual employee and TDAM performed over the course of the most recent fiscal year.

Participation in the Profit Sharing Plan enables employees to share in the profits of TDAM, limited to a certain percentage.

*	Information provided for this Portfolio Manager is as of March 31, 2014.

The Adviser has the following components in its compensation program for the Portfolio Managers:

•	Base Salary

•	Short Term Variable Pay

•	Long Term Variable Pay

Variable pay can be delivered via a short-term and/or long-term vehicle, namely cash, restricted equity awards, and/or restricted incentive awards. The proportion of variable pay delivered via a long-term incentive award will increase as the amount of variable pay increases.

When determining Total Compensation, Deutsche Bank considers a number of factors including teamwork, adherence to compliance rules and risk management are included as part of a discretionary component of the review process, giving management the ability to consider additional markers of performance on a subjective basis.

All portfolio transactions of the Deutsche X-trackers Regulated Utilities ETF are placed on behalf of the Fund by the Adviser. The Fund, however, may use a trading desk of an affiliate (the “Trading Desk”) to select brokers for the execution of portfolio transactions. In such cases, the Trading Desk generally has the authority to select brokers and the commission rates or spreads to be paid. Allocation of brokerage transactions is made in the best judgment of the Trading Desk and in a manner deemed fair and reasonable, and subject to the policies and procedures of the Trading Desk. In choosing brokers or dealers, the Trading Desk evaluates the ability of the broker or dealer to execute the transaction at the best combination of price and quality of execution. The Trading Desk may, but is not required to, seek to aggregate (or “bunch”) orders that are placed or received concurrently for more than one fund or account, and available investments or opportunities for sales will be allocated equitably to each. In some cases, this policy may adversely affect the size of the position obtained or sold or the price paid or received by a fund. When transactions are aggregated, but it is not possible to receive the same price or execution on the entire volume of securities purchased or sold, the various prices may be averaged, and the Fund will be charged or credited with the average price.

DIMA has the following major components in its compensation program for the Portfolio Managers:

•	Base Salary

•	Short Term Variable Pay

•	Long Term Variable Pay

Variable pay can be delivered via a short-term and/or long-term vehicle, namely cash, restricted equity awards, and/or restricted incentive awards. Variable pay comprises a greater proportion of total compensation as a portfolio manager’s seniority and total compensation level increase. The proportion of variable pay delivered via a long-term incentive award, which is subject to clawback, will increase significantly as the amount of variable pay increases. All variable pay delivered via long-term incentive award is subject to clawback.

To evaluate its investment professionals, Deutsche Asset Management reviews investment performance for all accounts managed in relation to both account peer group and benchmark related data (i.e., appropriate Morningstar peer group universes and/or benchmark index(es) with respect to each account). The ultimate goal of this process is to evaluate the degree to which investment professionals deliver investment performance that meets or exceeds their clients’ risk and return objectives. When determining Total Compensation, Deutsche Asset Management considers a number of quantitative and qualitative factors:

•	Quantitative measures (e.g., one-, three- and five-year pre-tax returns versus the benchmark and appropriate peer group, taking risk targets into account) are utilized to measure performance.

•	Qualitative measures (e.g., adherence to, as well as contributions to, the enhancement of the investment process) are included in the performance review.

•

Other factors (e.g., teamwork, adherence to compliance rules, risk management and “living the values” of Deutsche Asset Management) are included as part of a discretionary component of the review process, giving management the ability to consider additional markers of performance on a subjective basis.

Potential Conflicts of Interest

Because the Portfolio Managers manage multiple portfolios for multiple clients, the potential for conflicts of interest exists. The Portfolio Managers may manage other portfolios that have a similar investment style as the Funds. However, the portfolios managed by a Portfolio Manager may not have portfolio compositions identical to those of the Funds managed by the Portfolio Manager due, for example, to specific investment limitations or guidelines present in some portfolios or accounts, but not others. The Portfolio Managers may purchase securities for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. A Portfolio Manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, a Portfolio Manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures that are or have the potential to be higher than the advisory fees paid by the Fund, which can cause potential conflicts in the allocation of investment opportunities between the Fund and the other accounts. However, the compensation structure for Portfolio Managers does not generally provide incentive to favor one account over another because that part of a manager’s bonus based on performance is not based on the performance of one account to the exclusion of others. There are many other factors considered in determining the Portfolio Manager’s bonus and there is no formula that is applied to weight the factors listed (see “Compensation of Portfolio Managers and Other Accounts Managed”). In addition, current trading practices do not allow TDAM or DIMA to intentionally favor one portfolio over another as trades are executed as trade orders are received. Portfolios’ rebalancing dates also generally vary between fund families. Program trades created from the portfolio rebalance are executed at market on close. For additional information regarding potential conflicts of interest faced by the Adviser, see “Potential Conflicts of Interest”.

Codes of Ethics. The Trust, the Adviser, the Sub-Adviser and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Fund. The Codes of Ethics are on public file with, and are available from, the SEC.

Anti-Money Laundering Requirements. The Funds are subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Fund may request information from Authorized Participants to enable it to form a reasonable belief that it knows the true identity of its Authorized Participants. This information will be used to verify the identity of Authorized Participants or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act. The Funds reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in a Fund from persons whose identity it is unable to verify on a timely basis. It is the Funds’ policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

Administrator, Custodian and Transfer Agent. The Bank of New York Mellon (“BNY”) serves as administrator, custodian and transfer agent for the Funds. BNY’s principal address is One Wall Street, New York, New York 10286. Pursuant to a Fund Administration and Accounting Agreement with the Trust, BNY provides necessary administrative, legal, tax and accounting and financial reporting services for the maintenance and operations of the Trust and each Fund. In addition, BNY makes available the office space, equipment, personnel and facilities required to provide such services. Pursuant to a Custody Agreement with the Trust, BNY maintains in separate accounts cash, securities and other assets of the Trust and each Fund, keeps all necessary accounts and records and provides other services. BNY is required, upon the order of the Trust, to deliver securities held by BNY and to make payments for securities purchased by the Trust for each Fund. Also, pursuant to the Custody Agreement, BNY is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States. Pursuant to a Transfer Agency and Service Agreement with the Trust, BNY acts as a transfer agent for each Fund’s authorized and issued Shares of beneficial interest, and as dividend disbursing agent of the Trust. As compensation for these services, BNY receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly the Adviser from its management fee.

Distributor. The Distributor’s principal address is 1290 Broadway, Suite 1100, Denver, Colorado 80203. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Shares of each Fund. The Distribution Agreement continues for two years from its effective date and is renewable annually. Shares are continuously offered for sale by the Fund through the Distributor only in Creation Units, as described in the applicable Prospectus and below in the Creation and Redemption of Creation Units section of this SAI. Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the applicable Prospectus and, upon request, the SAI to persons purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distribution Agreement for each Fund provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days’ prior written notice to the other party following (i) the vote of a majority of the Independent Trustees; or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Fund Shares. Such Soliciting Dealers may also be Authorized Participants (as defined below), DTC participants and/or investor services organizations.

The Adviser may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of Shares. The Adviser currently pays the Distributor, from the Adviser’s own resources for such purposes.

The Adviser and/or its subsidiaries or affiliates (“Deutsche-X Entities”) may pay certain affiliated and unaffiliated broker-dealers and other financial intermediaries (“Intermediaries”) for certain marketing activities related to the Fund or other funds advised by the Adviser or its affiliates (“Deutsche-X Funds”) (with such payments being “Payments”). Any Payments made by Deutsche-X Entities will be made from their own assets and not from the assets of a Fund. Although a portion of Deutsche-X Entities’ revenue comes directly or indirectly in part from fees paid by the Funds and other Deutsche-X Funds, Payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, a Fund or other Deutsche-X Funds. Deutsche-X Entities may make Payments for Intermediaries’ participating in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about the Funds or for other activities, such as participation in marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems (“Education Costs”). Deutsche-X Entities may also make Payments to Intermediaries for certain printing, publishing and mailing costs associated with a Fund or materials relating to other Deutsche-X Funds or exchange-traded funds in general (“Publishing Costs”). In addition, Deutsche-X Entities may make Payments to Intermediaries that make shares of the Funds and certain other Deutsche-X Funds available to their clients or for otherwise promoting the Funds and other Deutsche-X Funds. Payments of this type are sometimes referred to as revenue-sharing payments. Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because an Intermediary may make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive, Payments create conflicts of interest between the Intermediary and its clients and these financial incentives may cause the Intermediary to recommend the Funds and other Deutsche-X Funds over other investments. The same conflict of interest exists with respect to your salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm.

Certain Deutsche-X Entities have arrangements to make Payments to E*Trade Financial Corporation (“E*Trade”). Pursuant to the Deutsche-X Entities’ arrangement with E*Trade, E*Trade has agreed to promote the Funds to E*Trade’s customers and not to charge certain of its customers any commissions when those customers purchase or sell shares of certain Funds online (the “Co-Branded Marketing Program”). Deutsche-X Entities have agreed to facilitate the Co-Branded Marketing Program by making Payments to E*Trade during the term of the agreement based on a certain percentage of the assets of the Funds held in the accounts of E*Trade’s customers.

Deutsche-X Entities may determine to make Payments based on any number of metrics. For example, Deutsche-X Entities may make Payments at year end or other intervals in a fixed amount, based upon an Intermediary’s services at defined levels or an amount based on the Intermediary’s net sales of one or more Deutsche-X Funds in a year or other period, any of which arrangements may include an agreed upon minimum or maximum payment, or any combination of the foregoing. Any payments made by the Deutsche-X Entities to an Intermediary may create the incentive for an Intermediary to encourage customers to buy shares of the Funds or other Deutsche-X Funds.

Brokerage Transactions (All Funds except for Deutsche X-trackers Municipal Infrastructure Revenue Bond ETF and Deutsche X-trackers Solactive Investment Grade Subordinated Debt ETF)

The Adviser and/or each Sub-Adviser assume general supervision over placing orders on behalf of each Fund for the purchase and sale of portfolio securities. In selecting brokers or dealers for any transaction in portfolio securities, the Adviser’s and/or each Sub-Adviser’s policy is to make such selection based on factors deemed relevant, including but not limited to, the breadth of the market in the security, the price of the security, the reasonableness of the commission or mark-up or mark-down, if any, execution capability, settlement capability, back office efficiency and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by the Adviser and/or each Sub-Adviser based upon their knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, broad distributions, or other circumstances. The Trust has adopted policies and procedures that prohibit the consideration of sales of a Fund’s Shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions.

To the extent applicable and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, and interpretations thereunder, a Sub-Adviser may cause a Fund to pay a higher commission than otherwise obtainable from other brokers or dealers in return for brokerage or research services and products if the Sub-Adviser determines in good faith that the commission is reasonable in relation to the services and products utilized. In addition to agency transactions, a Sub-Adviser may receive brokerage or research services and products in connection with certain riskless principal transactions, in accordance with applicable SEC and other regulatory guidelines. In both instances, these services and products may include but are not limited to: economic, industry, or company research reports or investment recommendations; subscriptions to certain financial publications; market data such as stock quotes, last sale prices, trading volumes and similar data; databases and software, including, but not limited to, quantitative analytical software; and products and services that assist in effecting transactions and functions incidental thereto, including services of third-party computer systems directly related to brokerage activities and routing settlement instructions. A Sub-Adviser may use brokerage or research services and products furnished by brokers, dealers or service providers in servicing all client accounts, and not all services and products may necessarily be used in connection with the account that paid the commissions or spreads to the broker or dealer.

The Funds’ purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that the Adviser and/or each Sub-Adviser manage or advise and for which they have brokerage placement authority. If purchases or sales of portfolio securities of the Funds and one or more other accounts managed or advised by the Adviser and/or a Sub-Adviser are considered at or about the same time, transactions in such securities are allocated among the Fund and the other accounts in a manner deemed equitable to all by the Adviser and/or Sub-Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Fund. The Adviser and/or each Sub-Adviser may deal, trade and invest for their own account in the types of securities in which the Funds may invest. The Adviser and/or Sub-Adviser may, from time to time, affect trades on behalf of and for the account of the Funds with brokers or dealers that are affiliated with the Adviser and/or each Sub-Adviser, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Funds will not deal with affiliates in principal transactions unless permitted by applicable SEC rule or regulation or by SEC exemptive order.

Portfolio turnover may vary from year to year as well as within a year. High turnover rates may result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions is evaluated by the Adviser and/or each Sub-Adviser based upon their knowledge of available information as to the general level of commissions paid by the other institutional investors for comparable services.

Brokerage Transactions (Deutsche X-trackers Municipal Infrastructure Revenue Bond ETF and Deutsche X-trackers Solactive Investment Grade Subordinated Debt ETF only)

The Adviser and/or Sub-Adviser is generally responsible for placing orders for the purchase and sale of portfolio securities, including the allocation of brokerage. Except as otherwise specified, references in this section to the “Adviser” should be read to include the Sub-Adviser, except as noted below.

The policy of the Adviser in placing orders for the purchase and sale of securities for a fund is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer’s ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer’s knowledge of the market and the security; the broker-dealer’s ability to maintain confidentiality; the broker-dealer’s ability to provide access to new issues; the broker-dealer’s ability to provide support when placing a difficult trade; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Adviser seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the funds to reported commissions paid by others. The Adviser routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Purchases and sales of fixed-income securities and certain over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and certain over-the-counter securities are generally placed by the Adviser with the principal market makers for these securities unless the Adviser reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the funds to their customers. However, the Adviser does not consider sales of shares of the funds as a factor in the selection of broker-dealers to execute portfolio transactions for the funds and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the funds as a factor in the selection of broker-dealers to execute portfolio transactions for the funds.

The Adviser is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (1934 Act), when placing portfolio transactions for a fund, to cause a fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. The Adviser may from time to time, in reliance on Section 28(e) of the 1934 Act, execute portfolio transactions with broker-dealers that provide research and brokerage services to the Adviser. Consistent with the Adviser’s policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Adviser may take into consideration the receipt of research and brokerage services in selecting the broker-dealer to execute the trade. Although certain research and brokerage services from broker-dealers may be useful to a fund and to the Adviser, it is the opinion of the Adviser that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Adviser’s staff. To the extent that research and brokerage services of value are received by the Adviser, the Adviser may avoid expenses that it might otherwise incur. Research and brokerage services received from a broker-dealer may be useful to the Adviser and its affiliates in providing investment management services to all or some of its clients, which includes a fund. Services received from broker-dealers that executed securities transactions for a fund will not necessarily be used by the Adviser specifically to service that fund.

Research and brokerage services provided by broker-dealers may include, but are not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Research and brokerage services are typically received in the form of written or electronic reports, access to specialized financial publications, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and meetings arranged with corporate and industry representatives.

The Adviser may also select broker-dealers and obtain from them research and brokerage services that are used in connection with executing trades provided that such services are consistent with interpretations under Section 28(e) of the 1934 Act. Typically, these services take the form of computer software and/or electronic communication services used by the Adviser to facilitate trading activity with those broker-dealers.

Research and brokerage services may include products obtained from third-parties if the Adviser determines that such product or service constitutes brokerage and research as defined in Section 28(e) and interpretations thereunder. Provided a Sub-Adviser is acting in accordance with any instructions and directions of the Adviser or the Board, the Sub-Adviser is authorized to pay to a broker or dealer who provides third-party brokerage and research services a commission for executing a portfolio transaction for a fund in excess of what another broker or dealer may charge, if the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the third-party brokerage and research services provided by such broker or dealer.

The Adviser may use brokerage commissions to obtain certain brokerage products or services that have a mixed use (i.e., it also serves a function that does not relate to the investment decision-making process). In those circumstances, the Adviser will make a good faith judgment to evaluate the various benefits and uses to which it intends to put the mixed use product or service and will pay for that portion of the mixed use product or service that it reasonably believes does not constitute research and brokerage services with its own resources.

The Adviser will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services and may adjust its portfolio transactions policies in response thereto.

Investment decisions for a fund and for other investment accounts managed by the Adviser are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for a fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, a fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to a fund.

The Adviser and its affiliates and the fund’s management team manage other mutual funds and separate accounts, some of which use short sales of securities as a part of its investment strategy. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions

(and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Adviser has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Incorporated in the procedures are specific guidelines developed to ensure fair and equitable treatment for all clients. The Adviser and the investment team have established monitoring procedures and a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

Deutsche Bank AG or one of its affiliates (including the Sub-Adviser or one of its affiliates) may act as a broker for the funds and receive brokerage commissions or other transaction-related compensation from the funds in the purchase and sale of securities, when, in the judgment of the Adviser, and in accordance with procedures approved by the Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the funds a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

Brokerage commissions for the fiscal year ended May 31, 2014 are shown in the table below.

Deutsche X-trackers MSCI Brazil Hedged Equity ETF	$ 7,839
Deutsche X-trackers MSCI Germany Hedged Equity ETF	$ 2,143
Deutsche X-trackers MSCI EAFE Hedged Equity ETF	$ 18,136
Deutsche X-trackers MSCI Emerging Markets Hedged Equity ETF	$ 12,744
Deutsche X-trackers MSCI Japan Hedged Equity ETF	$ 28,646
Deutsche X-trackers MSCI Asia Pacific ex Japan Hedged Equity ETF	$ 3,804
Deutsche X-trackers MSCI Europe Hedged Equity ETF	$ 5,017
Deutsche X-trackers MSCI United Kingdom Hedged Equity ETF	$ 2,887
Deutsche X-trackers MSCI All World ex US Hedged Equity ETF	$ 2,875
Deutsche X-trackers MSCI South Korea Hedged Equity ETF	$ 5,309
Deutsche X-trackers MSCI Mexico Hedged Equity ETF	$ 5,150
Deutsche X-trackers Regulated Utilities ETF	$ 9,858
Deutsche X-trackers Solactive Investment Grade Subordinated Debt ETF	$ 0
Deutsche X-trackers Municipal Infrastructure Revenue Bond ETF	$ 0

Additional Information Concerning the Trust

Shares. The Trust currently is comprised of 27 separate investment series or portfolios called funds. Each series issues Shares of common stock, no par value. The Trust issues Shares of beneficial interests in each fund with no par value. The Board may designate additional funds.

Each Share issued by a fund has a pro rata interest in the assets of that fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant fund, and in the net distributable assets of such fund on liquidation. Each Share has one vote with respect to matters upon which the Shareholder is entitled to vote. In any matter submitted to Shareholders for a vote, each fund shall hold a separate vote, provided that Shareholders of all effected funds will vote together when: (1) required by the 1940 Act; or (2) the Trustees determine that the matter affects the interests of more than one fund. Under Delaware law, the Trust is not required to hold an annual meeting of Shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of Shareholders unless required to do so under the 1940 Act. All Shares (regardless of the fund) have noncumulative voting rights in the election of members of the Board. Under Delaware law, Trustees of the Trust may be removed by vote of the Shareholders.

Following the creation of the initial Creation Unit(s) of Shares of a Fund and immediately prior to the commencement of trading in the Fund’s Shares, a holder of Shares may be a “control person” of the Fund, as defined in the 1940 Act. The Fund cannot predict the length of time for which one or more Shareholders may remain a control person of the Fund.

Shareholders may make inquiries by writing to DBX ETF Trust, c/o the Distributor, ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203, by email by writing to dbxquestions@list.db.com or by telephone by calling 1-855-329-3837 or 1-855-DBX-ETFS (toll free).

Termination of the Trust or a Fund. The Trust or a Fund may be terminated by a majority vote of the Board or the affirmative vote of a supermajority of the holders of the Trust or such Fund entitled to vote on termination. Although the Shares are not automatically redeemable upon the occurrence of any specific event, the Trust’s organizational documents provide that the Board will have the unrestricted power to alter the number of Shares in a Creation Unit. In the event of a termination of the Trust or a Fund, the Board, in its sole discretion, could determine to permit the Shares to be redeemable in aggregations smaller than Creation Units or to be individually redeemable. In such circumstance, the Trust may make redemptions in-kind, for cash or for a combination of cash or securities.

DTC as Securities Depository for Shares of the Funds. Shares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, the NYSE Amex Equities and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is affected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of each Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares of each Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to Shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Creation and Redemption of Creation Units

General. The Trust issues and sells Shares of each Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at the Fund’s NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form. A Creation Unit for each Fund consists of 50,000 shares except for Deutsche X-trackers MSCI EAFE Hedged Equity ETF, for which a Creation Unit consists of 200,000 Shares.

The Board reserves the right to declare a split or a consolidation in the number of Shares outstanding of any Fund of the Trust, and to make a corresponding change in the number of Shares constituting a Creation Unit, in the event that the per Share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

A “Business Day” with respect to each Fund is any day on which the Exchange on which the Fund is listed for trading is open for business. As of the date of this SAI, each Exchange observes the following holidays, as observed: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit. The consideration for purchase of Creation Units of a Fund generally consists of the in-kind deposit of a designated portfolio of securities (i.e., the Deposit Securities), which constitutes an optimized representation of the securities of the relevant Fund’s Underlying Index, and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of any Fund.

The Cash Component is an amount equal to the difference between the NAV of the Shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities, and serves to compensate for any difference between the NAV per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities shall be the sole responsibility of the Authorized Participant purchasing a Creation Unit.

The Adviser and/or Sub-Adviser makes available through the NSCC on each Business Day, prior to the opening of business on the Exchange, the list of names and the required number of Shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of Shares of a given Fund until such time as the next-announced Fund Deposit is made available.

The identity and number of Shares of the Deposit Securities pursuant to changes in composition of a Fund’s portfolio and changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser and/or Sub-Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities constituting the relevant Underlying Index.

The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC of the Clearing Process (discussed below). The Trust also reserves the right to permit or require a “cash in lieu” amount where the delivery of the Deposit Security by the Authorized Participant (as described below) would be restricted under applicable securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under applicable securities laws, or in certain other situations. The adjustments described above will reflect changes, known to the Adviser and/or Sub-Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the subject index being tracked by the relevant Fund, or resulting from stock splits and other corporate actions.

Role of the Authorized Participant. Creation Units may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Distributor (an “Authorized Participant”). Such Authorized Participant will agree, pursuant to the terms of such Authorized Participant Agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of Shares an amount of cash sufficient to pay the Cash Component, once the NAV of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fee described below. The Authorized Participant may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement and that orders to purchase Creation Units may have to be placed by the investor’s broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Trust does not expect to enter into an Authorized Participant Agreement with more than a small number of DTC Participants. A list of current Authorized Participants may be obtained from the Distributor.

Purchase Order. To initiate an order for a Creation Unit, an Authorized Participant must submit to the Distributor an irrevocable order to purchase Shares of a Fund. The Distributor will notify the Adviser and/or Sub-Adviser and the Custodian of such order. If applicable, the Custodian will then provide such information to the appropriate sub-custodian. For each Fund, the Custodian shall cause the applicable sub-custodian to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the applicable securities included in the designated Fund Deposit (or the cash value of all or a part of such securities, in the case of a permitted or required cash purchase or “cash in lieu” amount), with any appropriate adjustments as advised by the Trust. Deposit Securities located outside the United States must be delivered to an account maintained at the applicable local sub-custodian. Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor by the cut-off time on such Business Day.

The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Trust, immediately available or same day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit. Those placing orders should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the closing time of the regular trading session on the Exchange.

Investors should be aware that an Authorized Participant may require orders for purchases of Shares placed with it to be in the particular form required by the individual Authorized Participant.

Timing of Submission of Purchase Orders. An Authorized Participant must submit an irrevocable purchase order before 4:00 p.m., Eastern time on any Business Day in order to receive that day’s NAV. In the case of custom orders, the order must be received by the Distributor no later than 3:00 p.m., Eastern time on the trade date. With respect to in-kind creations, a custom order may be placed by an Authorized Participant where cash replaces any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason. Orders to create Shares of a Fund that are submitted on the Business Day immediately preceding a holiday or day (other than a weekend) when the markets in the relevant foreign market are closed may not be accepted. The Distributor in its discretion may permit the submission of such orders and requests by or through an Authorized Participant at any time (including on days on which the Exchange is not open for business) via communication through the facilities of the Distributor’s proprietary website maintained for this purpose. Purchase orders and redemption requests, if accepted by the Trust, will be processed based on the NAV next determined after such acceptance in accordance with the Trust’s standard cut-off times as provided in the Authorized Participant Agreement and disclosed in this SAI.

Acceptance of Order for Creation Unit. Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor’s behalf); and (ii) arrangements satisfactory to the Trust are in place for payment of the Cash Component and any other cash amounts which may be due, the Trust will accept the order, subject to its right (and the right of the Distributor and the Adviser and/or Sub-Adviser) to reject any order until acceptance.

Once the Trust has accepted an order, upon next determination of the NAV of the Shares, the Trust will confirm the issuance of a Creation Unit, against receipt of payment, at such NAV. The Distributor will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.

The Trust reserves the absolute right to reject or revoke a creation order transmitted to it by the Distributor in respect of any Fund if (i) the order is not in proper form; (ii) the investor(s) upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of any Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of Shares specified by the Adviser and/or Sub-Adviser, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would, in the discretion of the Trust or the Adviser and/or Sub-Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) circumstances outside the control of the Trust, the Distributor and the Adviser and/or Sub-Adviser make it impracticable to process purchase orders. The Trust shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of such purchaser of its rejection of such order. The Trust, the Custodian, the sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits nor shall any of them incur any liability for failure to give such notification.

Issuance of a Creation Unit. Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the Trust of the Deposit Securities and the payment of the Cash Component have been completed. When (if applicable) the sub-custodian has confirmed to the Custodian that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Distributor and the Adviser shall be notified of such delivery and the Trust will issue and cause the delivery of the Creation Unit. Creation Units typically are issued on a “T+3 basis” (i.e., three Business Days after trade date).

To the extent contemplated by an Authorized Participant’s agreement with the Distributor, the Trust will issue Creation Units to such Authorized Participant notwithstanding the fact that the corresponding Portfolio Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral having a value at least equal to 115%, which the Adviser and/or Sub-Adviser may change from time to time, of the value of the missing Deposit Securities in accordance with the Trust’s then-effective procedures. The only collateral that is acceptable to the Trust is cash in U.S. dollars or an irrevocable letter of credit in form, and drawn on a bank, that is satisfactory to the Trust. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. Information concerning the Trust’s current procedures for collateralization of missing Deposit Securities is available from the Distributor. The Authorized Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the cash collateral or the amount that may be drawn under any letter of credit.

In certain cases, Authorized Participants may create and redeem Creation Units on the same trade date and in these instances, the Trust reserves the right to settle these transactions on a net basis or require a representation from the Authorized Participants that the creation and redemption transactions are for separate beneficial owners. All questions as to the number of Shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust and the Trust’s determination shall be final and binding.

Cash Purchase Method. In the case of a cash purchase, the investor must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. In addition, to offset the Trust’s brokerage and other transaction costs associated with using the cash to purchase the requisite Deposit Securities, the investor will be required to pay a fixed purchase transaction fee, plus an additional variable charge for cash purchases, which is expressed as a percentage of the value of the Deposit Securities.

Creation Transaction Fee. A standard creation transaction fee is imposed to offset the transfer and other transaction costs associated with the issuance of Creation Units. The standard creation transaction fee will be the same regardless of the number of Creation Units purchased by a purchaser on the same day. Purchasers of Creation Units for cash are required to pay an additional variable charge to compensate the relevant Fund for brokerage and market impact expenses. When the Trust permits an in-kind purchaser to substitute cash in lieu of depositing a portion of the Deposit Securities, the purchaser will be assessed the additional variable charge for cash purchases on the cash in lieu portion of its investment up to a maximum additional variable charge as indicated in the chart below. Investors will also bear the costs of transferring the Deposit Securities to the Trust. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

The following table sets forth each Fund’s standard maximum creation transaction fees and maximum additional variable charges:

Fund	Standard Creation Transaction Fee	Maximum Additional Variable Charge*
Deutsche X-trackers MSCI Emerging Markets Hedged Equity ETF	$7,300	2%
Deutsche X-trackers MSCI EAFE Hedged Equity ETF	4,650	2%
Deutsche X-trackers MSCI Brazil Hedged Equity ETF	1,500	2%
Deutsche X-trackers MSCI Germany Hedged Equity ETF	850	2%
Deutsche X-trackers MSCI Japan Hedged Equity ETF	1,800	2%
Deutsche X-trackers MSCI Asia Pacific ex Japan Hedged Equity ETF	5,900	2%
Deutsche X-trackers MSCI Europe Hedged Equity ETF	6,000	2%
Deutsche X-trackers MSCI United Kingdom Hedged Equity ETF	600	2%
Deutsche X-trackers MSCI All World ex US Hedged Equity ETF	10,500	2%
Deutsche X-trackers MSCI South Korea Hedged Equity ETF	1,100	2%
Deutsche X-trackers MSCI Mexico Hedged Equity ETF	500	2%
Deutsche X-trackers Regulated Utilities ETF	500	2%
Deutsche X-trackers Solactive Investment Grade Subordinated Debt ETF	500	2%
Deutsche X-trackers Municipal Infrastructure Revenue Bond ETF	500	2%

*	As a percentage of the amount invested.

Redemption of Creation Units. Shares of a Fund may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor and only on a Business Day. The Trust will not redeem Shares in amounts less than Creation Units. Beneficial owners also may sell Shares in the secondary market but must accumulate enough Shares to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

Redemptions are effected partially for cash and partially in-kind. In the case of in-kind redemptions, the Adviser and/or Sub-Adviser makes available through the NSCC, prior to the opening of business on the Exchange on each Business Day, the identity and number of Shares that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units.

Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities plus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities, less the redemption transaction fee described below.

Redemption Transaction Fee. A standard redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the relevant Fund. The standard redemption transaction fee will be the same regardless of the number of Creation Units redeemed by an investor on the same day. The redeeming investor may be assessed an additional variable charge on the cash in lieu portion of its redemption proceeds. The standard redemption transaction fees are set forth below. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

The following table sets forth each Fund’s standard redemption transaction fees:

Fund	Standard Redemption Transaction Fee
Deutsche X-trackers MSCI Emerging Markets Hedged Equity ETF	$7,300
Deutsche X-trackers MSCI EAFE Hedged Equity ETF	4,650
Deutsche X-trackers MSCI Brazil Hedged Equity ETF	1,500
Deutsche X-trackers MSCI Germany Hedged Equity ETF	850
Deutsche X-trackers MSCI Japan Hedged Equity ETF	1,800
Deutsche X-trackers MSCI Asia Pacific ex Japan Hedged Equity ETF	5,900
Deutsche X-trackers MSCI Europe Hedged Equity ETF	6,000
Deutsche X-trackers MSCI United Kingdom Hedged Equity ETF	600
Deutsche X-trackers MSCI All World ex US Hedged Equity ETF	10,500
Deutsche X-trackers MSCI South Korea Hedged Equity ETF	1,100
Deutsche X-trackers MSCI Mexico Hedged Equity ETF	500
Deutsche X-trackers Regulated Utilities ETF	500
Deutsche X-trackers Solactive Investment Grade Subordinated Debt ETF	500
Deutsche X-trackers Municipal Infrastructure Revenue Bond ETF	500

The maximum redemption fee, as a percentage of the amount redeemed, is 2%. Redemption requests for Creation Units of any Fund must be submitted to the Distributor by or through an Authorized Participant. An Authorized Participant must submit an irrevocable redemption request before 4:00 p.m., Eastern time on any Business Day in order to receive that day’s NAV. In the case of custom redemptions, the order must be received by the Distributor no later than 3:00 p.m., Eastern time. Investors other than through Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant. The Distributor will provide a list of current Authorized Participants upon request.

The Authorized Participant must transmit the request for redemption in the form required by the Trust to the Distributor in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement in effect. At any time, there may be only a limited number of broker-dealers that have an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the Shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit being redeemed through the book-entry system of DTC so as to be effective by the Exchange closing time on any Business Day; (ii) a request in form satisfactory to the Trust is received by the Distributor from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified above; and (iii) all other procedures set forth in the Participant Agreement are properly followed. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by 10:00 a.m., Eastern time, on the Business Day next following the day that the redemption request is received, the redemption request shall be rejected. Investors should be aware that the deadline for such transfers of Shares through the DTC system may be significantly earlier than the close of business on the Exchange. Those making redemption requests should ascertain the deadline applicable to transfers of Shares through the DTC system by contacting the operations department of the broker or depositary institution effecting the transfer of the Shares.

Upon receiving a redemption request, the Distributor shall notify the Trust and the Trust’s Transfer Agent of such redemption request. The tender of an investor’s Shares for redemption and the distribution of the cash redemption payment in respect of Creation Units redeemed will be made through DTC and the relevant Authorized Participant to the beneficial owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request.

A redeeming Beneficial Owner or Authorized Participant acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Portfolio Securities are customarily traded, to which account such Portfolio Securities will be delivered.

If neither the redeeming Beneficial Owner nor the Authorized Participant acting on behalf of such redeeming Beneficial Owner has appropriate arrangements to take delivery of Fund Securities in the applicable non-U.S. jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of Fund Securities in such jurisdiction, the Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In such case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional variable charge for cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Portfolio Securities of the Fund). Redemptions of Shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws.

In the case of cash redemptions, proceeds will be paid to the Authorized Participant redeeming Shares on behalf of the redeeming investor as soon as practicable after the date of redemption (within seven calendar days thereafter).

The right of redemption may be suspended or the date of payment postponed with respect to any Fund (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund’s portfolio securities or determination of its NAV is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC.

An Authorized Participant submitting a redemption request is deemed to represent to the Trust that it (or its client) (i) owns outright or has full legal authority and legal beneficial right to tender for redemption the requisite number of Fund shares to be redeemed and can receive the entire proceeds of the redemption; and (ii) the Fund shares to be redeemed have not been loaned or pledged to another party nor are they the subject of a repurchase agreement, securities lending agreement or such other arrangement that would preclude the delivery of such fund shares to the Trust. The Trust reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from a Fund in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.

Taxation on Creation and Redemptions of Creation Units. An Authorized Participant generally will recognize either gain or loss upon the exchange of Deposit Securities for Creation Units. This gain or loss is calculated by taking the market value of the Creation Units purchased over the Authorized Participant’s aggregate basis in the Deposit Securities exchanged therefor. However, the Internal Revenue Service (the “IRS”) may apply the wash sales rules to determine that any loss realized upon the exchange of Deposit Securities for Creation Units is not currently deductible. Authorized Participants should consult their own tax advisors.

Current federal tax laws dictate that capital gain or loss realized from the redemption of Creation Units will generally create long-term capital gain or loss if the Authorized Participant holds the Creation Units for more than one year, or short-term capital gain or loss if the Creation Units were held for one year or less.

Taxes

Regulated Investment Company Qualifications. Each Fund intends to qualify for treatment as a separate RIC under Subchapter M of the Code. To qualify for treatment as a RIC, each Fund must annually distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of each Fund’s annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or non-U.S. currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly-traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains and other traditionally permitted mutual fund income); and (ii) at the close of each quarter of each Fund’s taxable year, (a) at least 50% of the market value of each Fund’s total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of each Fund’s total assets may be invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer, of two or more issuers of which 20% or more of the voting stock is held by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses or the securities of one or more qualified publicly-traded partnerships. The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the test described in (i) above only if such gains are directly related to investing in securities. To date, such regulations have not been issued.

Although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly-traded partnership. A Fund’s investments in partnerships, including in qualified publicly-traded partnerships, may result in a Fund being subject to state, local, or non-U.S. income, franchise or withholding tax liabilities.

Taxation of RICs. As a RIC, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its Shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Fund must distribute to its Shareholders an amount at least the sum of (i) 90% of its “investment company taxable income” (i.e., taxable income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. A Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its Shareholders. If a Fund fails to qualify for any taxable year as a RIC or fails to meet the distribution requirement, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to Shareholders, and such distributions generally will be taxable to Shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. In such event, distributions to individuals should be eligible to be treated as qualified dividend income and distributions to corporate Shareholders generally should be eligible for the dividends received deduction. Although each Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, each Fund will be subject to U.S. federal income taxation to the extent any such income or gains are not distributed. If a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If a Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a RIC in a subsequent year.

Excise Tax. A Fund will be subject to a 4% excise tax on certain undistributed income if it does not generally distribute to its Shareholders in each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (taking into account certain deferrals and elections) for the calendar year and (ii) 98.2% of its capital gain net income (reduced by certain ordinary losses) for the 12 months ended October 31 of such year. For this purpose, however, any ordinary income or capital gain net income retained by a Fund that is subject to corporate income tax in the taxable year ending within the relevant calendar year will be considered to have been distributed. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

Net Capital Loss Carryforwards. Net capital loss carryforwards may be applied against any net realized capital gains in each succeeding year.

Taxation of U.S. Shareholders. Dividends and other distributions by a Fund are generally treated under the Code as received by the Shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Fund in October, November or December of any calendar year and payable to Shareholders of record on a specified date in such a month shall be deemed to have been received by each Shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

Each Fund intends to distribute annually to its Shareholders substantially all of its investment company taxable income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the Fund may designate such retained amounts as undistributed capital gains in a notice to its Shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate Shares of the undistributed amount; (b) will be entitled to credit their proportionate Shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any; and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their Shares by an amount equal to 65% of the amount of undistributed capital gains included in the Shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata Share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.

Distributions of net realized long-term capital gains, if any, that a Fund reports as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in Shares and regardless of how long a Shareholder has held Shares of the Fund. All other dividends of a Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income, subject to the discussion of qualified dividend income below.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a Share of stock, aggregating dividends with ex-dividend dates within an 85-day period; or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a Share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each Shareholder, be treated as a tax-free return of capital to the extent of a Shareholder’s basis in Shares of the Fund, and as a capital gain thereafter (if the Shareholder holds Shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional Shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the Shareholders receiving cash dividends or distributions will receive and should have a cost basis in the Shares received equal to such amount.

Investors considering buying Shares just prior to a dividend or capital gain distribution should be aware that, although the price of Shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Fund is the holder of record of any security on the record date for any dividends payable with respect to such security, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such security became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the security would not be entitled to receive the declared, but unpaid, dividends); or (b) the date the Fund acquired such security. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and Shareholders may receive dividends in an earlier year than would otherwise be the case.

In certain situations, a Fund may, for a taxable year, defer all or a portion of its capital losses and currency losses and certain other ordinary losses realized after October until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October may affect the tax character of Shareholder distributions.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Sales of Shares. Upon the sale or exchange of Shares of a Fund, a Shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the Shareholder’s basis in Shares of a Fund. A redemption of Shares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the Shares are capital assets in the Shareholder’s hands and will be long-term capital gain or loss if the Shares are held for more than one year and short-term capital gain or loss if the Shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the Shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the Shares. In such a case, the basis of the Shares acquired will be increased to reflect the disallowed loss. Any loss realized by a Shareholder on the sale of a Fund Share held by the Shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the Shareholder with respect to such Share.

If a Shareholder incurs a sales charge in acquiring Shares of a Fund, disposes of those Shares within 90 days and then acquires, prior to February 1 of the following calendar year, shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original Shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired Shares. Furthermore, the same rule also applies to a disposition of the newly acquired Shares made within 90 days of the second acquisition. This provision prevents Shareholders from immediately deducting the sales charge by shifting their investments within a family of mutual funds.

Legislation passed by Congress requires reporting of adjusted cost basis information for covered securities, which generally include shares of a regulated investment company acquired after January 1, 2012, to the Internal Revenue Service and to taxpayers. Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

Back-Up Withholding. In certain cases, a Fund will be required to withhold at the applicable withholding rate (currently 28%), and remit to the U.S. Treasury such amounts withheld from any distributions paid to a Shareholder who: (i) has failed to provide a correct taxpayer identification number; (ii) is subject to back-up withholding by the IRS; (iii) has failed to certify to a Fund that such Shareholder is not subject to back-up withholding; or (iv) has not certified that such Shareholder is a U.S. person (including a U.S. resident alien). Back-up withholding is not an additional tax and any amount withheld may be credited against a Shareholder’s U.S. federal income tax liability.

Sections 351 and 362. The Trust, on behalf of each Fund, has the right to reject an order for a purchase of Shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of a given Fund and if, pursuant to Sections 351 and 362 of the Code, that Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If a Fund’s basis in such securities on the date of deposit was less than market value on such date, the Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to a Fund or its Shareholders. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

Taxation of Certain Derivatives. A Fund’s transactions in zero coupon securities, non-U.S. currencies, forward contracts, options and futures contracts (including options and futures contracts on non-U.S. currencies), to the extent permitted, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to Shareholders. These provisions also (a) will require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year); and (b) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon security, non-U.S. currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

A Fund’s investment in so-called “Section 1256 contracts,” such as regulated futures contracts, most non-U.S. currency forward contracts traded in the interbank market and options on most security indexes, are subject to special tax rules. All Section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in Section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.

Qualified Dividend Income. Distributions by a Fund of investment company taxable income (including any short-term capital gains), whether received in cash or Shares, will be taxable either as ordinary income or as qualified dividend income, eligible for the reduced maximum rate to individuals of either 15% or 20% (depending on whether the individual’s income exceeds certain threshold amounts) to the extent the Fund receives qualified dividend income on the securities it holds and the Fund designates the distribution as qualified dividend income. Distributions by a Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of a Fund’s net capital gains will be taxable as long-term capital gains. Qualified dividend income is, in general, dividend income from taxable U.S. corporations (but generally not from U.S. REITs) and certain non-U.S. corporations (e.g., non-U.S. corporations that are not “passive foreign investment companies” and which are incorporated in a possession of the U.S. or in certain countries with a comprehensive tax treaty with the U.S., or the stock of which is readily tradable on an established securities market in the U.S.). Under current IRS guidance, the United States has appropriate comprehensive income tax treaties with the following countries: Australia, Austria, Bangladesh, Barbados, Belgium, Bulgaria, Canada, China (but not with Hong Kong, which is treated as a separate jurisdiction for U.S. tax purposes), Cyprus, the Czech Republic, Denmark, Egypt, Estonia, Finland, France, Germany, Greece, Hungary, Iceland, India, Indonesia, Ireland, Israel, Italy, Jamaica, Japan, Kazakhstan, Latvia, Lithuania, Luxembourg, Malta, Mexico, Morocco, the Netherlands, New Zealand, Norway, Pakistan, the Philippines, Poland, Portugal, Romania, Russia, Slovak Republic, Slovenia, South Africa, South Korea, Spain, Sri Lanka, Sweden, Switzerland, Thailand, Trinidad and Tobago, Tunisia, Turkey, Ukraine, the United Kingdom, and Venezuela.

A dividend from a Fund will not be treated as qualified dividend income to the extent that (i) the Shareholder has not held the Shares on which the dividend was paid for 61 days during the 121-day period that begins on the date that is 60 days before the date on which the Shares become ex-dividend with respect to such dividend or the Fund fails to satisfy those holding period requirements with respect to the securities it holds that paid the dividends distributed to the Shareholder (or, in the case of certain preferred stocks, the holding requirement of 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend with respect to such dividend); (ii) the Fund or the Shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property; or (iii) the Shareholder elects to treat such dividend as investment income under Section 163(d)(4)(B) of the Code. Dividends received by a Fund from a REIT or another RIC may be treated as qualified dividend income only to the extent the dividend distributions are attributable to qualified dividend income received by such REIT or other RIC. It is expected that dividends received by a Fund from a REIT and distributed to a Shareholder generally will be taxable to the Shareholder as ordinary income.

If you lend your Fund Shares pursuant to securities lending arrangements you may lose the ability to use non-U.S. tax credits passed through by the Fund or to treat Fund dividends (paid while the Shares are held by the borrower) as qualified dividends. Consult your financial intermediary or tax adviser. If you enter into a short sale with respect to Shares of the Fund, substitute payments made to the lender of such Shares may not be deductible. Consult your financial intermediary or tax adviser.

Corporate Dividends Received Deduction. Each Fund does not expect dividends that are paid to its corporate Shareholders to be eligible, in the hands of such Shareholders, for the corporate dividends received deduction.

Excess Inclusion Income. Under current law, the Funds serve to block unrelated business taxable income from being realized by their tax-exempt Shareholders. Notwithstanding the foregoing, a tax-exempt Shareholder could realize unrelated business taxable income by virtue of its investment in a Fund if Shares in the Fund constitute debt-financed property in the hands of the tax-exempt Shareholder within the meaning of Code Section 514(b). Certain types of income received by a Fund from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as “excess inclusion income.” To Fund Shareholders, such excess inclusion income may (i) constitute taxable income, as “unrelated business taxable income” for those Shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (ii) not be offset by otherwise allowable deductions for tax purposes; (iii) not be eligible for reduced U.S. withholding for non-U.S. Shareholders even from tax treaty countries; and (iv) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are Fund Shareholders. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Code Section 664) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

Non-U.S. Investments. Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a non-U.S. currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gain or losses on non-U.S. currency, non-U.S. currency forward contracts and certain non-U.S. currency options or futures contracts denominated in non-U.S currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.

Income received by the Funds from sources within foreign countries (including, for example, interest and dividends on securities of non-U.S. issuers) may be subject to withholding and other taxes imposed by such countries. Tax treaties between such countries and the U.S. may reduce or eliminate such taxes. Foreign taxes paid by the Funds will reduce the return from the Funds’ investments.

Each Fund, if more than 50% of the value of its total assets at the close of its taxable year consists of securities of foreign corporations, or if at least 50% of the value of the Fund’s total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies, may elect to “pass through” to its investors the amount of non-U.S. income taxes paid by the Fund provided that the Fund held the security on the dividend settlement date and for at least 15 additional days immediately before and/or thereafter, with the result that each investor with respect to Shares of the Fund held for a minimum 16-day holding period at the time of deemed distribution will (i) include in gross income, even though not actually received, the investor’s pro rata share of the Fund’s non-U.S. income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) the investor’s pro rata share of the Fund’s non-U.S. income taxes. A non-U.S. person invested in the Fund in a year that the Fund elects to “pass through” its non-U.S. taxes may be treated as receiving additional dividend income subject to U.S. withholding tax. A non-U.S. tax credit may not exceed the investor’s U.S. federal income tax otherwise payable with respect to the investor’s non-U.S. source income. For this purpose, Shareholders must treat as non-U.S. source gross income (i) their proportionate Shares of non-U.S. taxes paid by the Fund; and (ii) the portion of any dividend paid by the Fund that represents income derived from non-U.S. sources; the Fund’s gain from the sale of securities will generally be treated as U.S.-source income. Certain limitations will be imposed to the extent to which the non-U.S. tax credit may be claimed.

Passive Foreign Investment Companies. If a Fund purchases Shares in “passive foreign investment companies” (“PFICs”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such Shares even if such income is distributed as a taxable dividend by the Fund to its Shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

If a Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, a Fund may make a mark-to-market election that would result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of Shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

A Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effects of these rules.

Certain Debt Instruments. (Deutsche X-trackers Solactive Investment Grade Subordinated Debt ETF and Deutsche X-trackers Municipal Infrastructure Revenue Bond ETF only) Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Deutsche X-trackers Solactive Investment Grade Subordinated Debt ETF and Deutsche X-trackers Municipal Infrastructure Revenue Bond ETF may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

The Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.

Reporting. If a Shareholder recognizes a loss with respect to a Fund’s Shares of $2 million or more for an individual Shareholder or $10 million or more for a corporate Shareholder, the Shareholder must file with the IRS a disclosure statement on Form 8886. Direct Shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, Shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and non-U.S. taxes depending on each Shareholder’s particular situation.

Taxation of Non-U.S. Shareholders. Dividends paid by a Fund to non-U.S. Shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. Shareholder will be required to provide an applicable IRS Form W-8 certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. Shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. Shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. Shareholder were a U.S. Shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. Shareholder who fails to provide an applicable IRS Form W-8 or other applicable form may be subject to back-up withholding at the appropriate rate.

In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. Shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of Shares of a Fund.

The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes a non-U.S. person subject to U.S. tax on disposition of a U.S. real property interest as if such person were a U.S. person. Such gain is sometimes referred to as “FIRPTA gain”. The Code provides a look-through rule for distributions of “FIRPTA gain” by a RIC if all of the following requirements are met: (i) the RIC is classified as a “qualified investment entity” (which includes a RIC if, in general, more than 50% of the RIC’s assets consists of interests in REITs and U.S. real property holding corporations); and (ii) you are a non-U.S. shareholder that owns more than 5% of a Fund’s shares at any time during the one-year period ending on the date of the distribution. If these conditions are met, Fund distributions to you to the extent derived from gain from the disposition of a U.S. real property interest (“USRPI”), may also be treated as USRPI gain and therefore subject to U.S. federal income tax, and requiring that you file a nonresident U.S. income tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a non-U.S. shareholder that is a corporation. Even if a non-U.S. Shareholder does not own more than 5% of a Fund’s shares, Fund distributions that are attributable to gain from the sale or disposition of a USRPI will be taxable as ordinary dividends subject to withholding at a 30% or lower treaty rate.

These rules apply to dividends paid by a Fund before January 1, 2014 (unless such sunset date is extended or made permanent). After such sunset date, Fund distributions from a U.S. REIT attributable to FIRPTA gain will continue to be subject to the withholding rules described above provided the fund would otherwise be classified as a “qualified investment entity”.

Further, if a Fund is a “U.S. real property holding corporation,” any gain realized on the sale or exchange of Fund shares by a foreign shareholder that owns more than 5% of a class of Fund shares would generally be taxed in the same manner as for a U.S. shareholder. A Fund will be a “U.S. real property holding corporation” if, in general, 50% or more of the fair market value of its assets consists of U.S. real property interests, including stock of certain U.S. REITs.

For taxable years beginning before January 1, 2014 (unless further extended by Congress), properly designated dividends received by a nonresident alien or foreign entity are generally exempt from U.S. federal withholding tax when they (a) are paid in respect of a Fund’s “qualified net interest income” (generally, a Fund’s U.S. source interest income, reduced by expenses that are allocable to such income), or (b) are paid in connection with a Fund’s “qualified short-term capital gains” (generally, the excess of a Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on the circumstances, a Fund may designate all, some or none of the Fund’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the Fund’s distributions (e.g. interest from non U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. There can be no assurance as to whether or not legislation will be enacted to extend this exemption.

Shares of a Fund held by a non-U.S. Shareholder at death will be considered situated within the United States and generally will be subject to the U.S. estate tax.

Effective July 1, 2014, the Funds is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.

The foregoing discussion is a summary of certain material U.S. federal income tax considerations only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisers as to the tax consequences of investing in such Shares, including under state, local and non-U.S tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

With respect to Brazil, a 6% Imposto sobre Operacões Financeiras (IOF) tax, with the rate subject to change, applies to certain foreign exchange inflows into Brazil with respect to fixed income trades, and 2% IOF tax, with rates subject to change, applies to certain foreign exchange inflows into Brazil with respect to equity trades. Also, a 1.5% IOF tax applies to the creation of new American or Global Depositary Receipt issuances with respect to Brazilian equities and a 0.38% IOF tax applies to the cancellation of American or Global Depositary Receipts if the underlying equities are then issued in the Brazil (local) markets. If incurred by the Fund, an IOF tax would not be creditable against U.S. income tax liability.

Standby Commitments. (Deutsche X-trackers Municipal Infrastructure Revenue Bond ETF only) The Fund may purchase municipal securities together with the right to resell the securities to the seller at an agreed upon price or yield within a specified period prior to the maturity date of the securities. Such a right to resell is commonly known as a “put” and is also referred to as a “standby commitment.” The Fund may pay for a standby commitment either in cash or in the form of a higher price for the securities which are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available. Additionally, the Fund may purchase beneficial interests in municipal securities held by trusts, custodial arrangements or partnerships and/or combined with third-party puts or other types of features such as interest rate swaps; those investments may require the Fund to pay “tender fees” or other fees for the various features provided. The IRS has issued a revenue ruling to the effect that, under specified circumstances, a regulated investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third-party. The Fund, where relevant, intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment or other third-party put and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case. If the Fund is not viewed as the owner of such municipal obligations, it will not be permitted to treat the exempt interest paid on such obligations as belonging to it. This may affect the Fund’s eligibility to pay exempt-interest dividends to its shareholders. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees paid by the Fund, in relation to various regulated investment company tax provisions is unclear. However, the Advisor intends to manage the Fund’s portfolio in a manner designed to minimize any adverse impact from the tax rules applicable to these investments.

As described herein, in certain circumstances the Fund may be required to recognize taxable income or gain even though no corresponding amounts of cash are received concurrently. The Fund may therefore be required to obtain cash to satisfy its distribution requirements by selling securities at times when it might not otherwise be desirable to do so or by borrowing the necessary cash, thereby incurring interest expense. In certain situations, the Fund will, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October 31 until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October 31 may affect the federal income tax character of shareholder distributions.

Exempt-interest dividends. Any dividends paid by the Deutsche X-trackers Municipal Infrastructure Revenue Bond ETF that are reported by the Fund as exempt-interest dividends will not be subject to regular federal income tax. The Fund will be qualified to pay exempt-interest dividends to its shareholders if, at the end of each quarter of the Fund’s taxable year, at least 50% of the total value of the Fund’s assets consists of obligations of a state or political subdivision thereof the interest on which is exempt from federal income tax under Code section 103(a). Distributions that the Fund reports as exempt-interest dividends are treated as interest excludable from shareholders’ gross income for federal income tax purposes but may result in liability for federal AMT purposes and for state and local tax purposes, both for individual and corporate shareholders. For example, if the Fund invests in “private activity bonds,” certain shareholders may be subject to AMT on the part of the Fund’s distributions derived from interest on such bonds.

Interest on indebtedness incurred directly or indirectly to purchase or carry shares of the Fund will not be deductible to the extent it is deemed related to exempt-interest dividends paid by the Fund. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund’s total distributions (not including Capital Gain Dividends) paid to the shareholder that are exempt-interest dividends. Under rules used by the IRS to determine when borrowed funds are considered incurred for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares. In addition, the Code may require a shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. A portion of any exempt-interest dividend paid by the Fund that represents income derived from certain revenue or private activity bonds held by the Fund may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof. Moreover, some or all of the exempt-interest dividends distributed by the Fund may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate AMT. The receipt of dividends and distributions from the Fund may affect a foreign corporate shareholder’s federal “branch profits” tax liability and the federal “excess net passive income” tax liability of a shareholder that is a Subchapter S corporation. Shareholders should consult their own tax advisors as to whether they are (i) “substantial users”

with respect to a facility or “related” to such users within the meaning of the Code or (ii) subject to a federal AMT, the federal “branch profits” tax or the federal “excess net passive income” tax. Additionally, any loss realized upon the sale or exchange of Fund shares with a tax holding period of six months or less will be disallowed to the extent of any distributions treated as exempt-interest dividends with respect to such shares.

Shareholders that are required to file tax returns are required to report tax-exempt interest income, including exempt-interest dividends, on their federal income tax returns. The Fund will inform shareholders of the federal income tax status of its distributions after the end of each calendar year, including the amounts, if any, that qualify as exempt-interest dividends and any portions of such amounts that constitute tax preference items under the federal AMT. Shareholders who have not held shares of the Fund for a full taxable year may have designated as tax-exempt or as a tax preference item a percentage of their distributions which is different from the percentage of the Fund’s income that was tax-exempt or comprising tax preference items during the period of their investment in the Fund. Shareholders should consult their tax advisors for more information.

Miscellaneous Information

Counsel. Dechert LLP, located at 1095 Avenue of the Americas, New York, New York 10036, is counsel to the Trust.

Independent Registered Public Accounting Firm. Ernst & Young LLP, 5 Times Square, New York, New York, 10036. The independent registered accounting firm for the Trust, Ernst & Young LLP, conducts its audits in accordance with the standards of the Public Accounting Oversight Board (United States) which require it to plan and perform its audits to provide reasonable assurance about whether the Trust’s financial statements and financial highlights are free of material misstatement.

Financial Statements

The Annual Report to shareholders as of May 31, 2014 is a separate document supplied with this SAI. The audited financial statements included in the Annual Report, including the financial highlights, accompanying notes and report appearing therein of Ernst & Young LLP, the Company’s independent registered public accounting firm are incorporated by reference into this SAI. You may request a copy of the Trust’s Annual Report at no charge by calling 1-855-329-3837 (1-855-DBX-ETFS) during normal business hours.

APPENDIX A — PROXY VOTING POLICY AND GUIDELINES

I. INTRODUCTION

Deutsche Asset & Wealth Management (AWM) has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of clients, in accordance with its fiduciary duties and local regulation. These Proxy Voting Policies, Procedures and Guidelines shall apply to all accounts managed by US domiciled advisers and to all US client accounts managed by non US regional offices. Non US regional offices are required to maintain procedures and to vote proxies as may be required by law on behalf of their non US clients. In addition, AWM’s proxy policies reflect the fiduciary standards and responsibilities for ERISA accounts.

The attached guidelines represent a set of global recommendations that were determined by the Global Proxy Voting Sub-Committee (GPVSC). These guidelines were developed to provide AWM with a comprehensive list of recommendations that represent how AWM will generally vote proxies for its clients. The recommendations derived from the application of these guidelines are not intended to influence the various AWM legal entities either directly or indirectly by parent or affiliated companies. In addition, the organizational structures and documents of the various AWM legal entities allows, where necessary or appropriate, the execution by individual AWM subsidiaries of the proxy voting rights independently of any DB parent or affiliated company. This applies in particular to non-US fund management companies. The individuals that make proxy voting decisions are also free to act independently, subject to the normal and customary supervision by the management/boards of these AWM legal entities.

II. AWM’S PROXY VOTING RESPONSIBILITIES

Proxy votes are the property of AWM’s advisory clients.1 As such, AWM’s authority and responsibility to vote such proxies depend upon its contractual relationships with its clients. AWM has delegated responsibility for effecting its advisory clients’ proxy votes to Institutional Shareholder Services (ISS), an independent third-party proxy voting specialist. ISS votes AWM’s advisory clients’ proxies in accordance with AWM’s proxy guidelines or AWM’s specific instructions. Where a client has given specific instructions as to how a proxy should be voted, AWM will notify ISS to carry out those instructions. Where no specific instruction exists, AWM will follow the procedures in voting the proxies set forth in this document. Certain Taft-Hartley clients may direct AWM to have ISS vote their proxies in accordance with Taft Hartley voting Guidelines.

Clients may in certain instances contract with their custodial agent and notify AWM that they wish to engage in securities lending transactions. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan so that they do not get voted twice.

[1]

For purposes of these Policies and Procedures, “clients” refers to persons or entities: for which AWM serves as investment adviser or sub-adviser; for which AWM votes proxies; and that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

III. POLICIES

1. Proxy voting activities are conducted in the best economic interest of clients

AWM has adopted the following policies and procedures to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by AWM in good faith after appropriate review.

2. The Global Proxy Voting Sub-Committee

The Global Proxy Voting Sub-Committee (GPVSC) is an internal working group established by the applicable AWM’s Investment Risk Oversight Committee pursuant to a written charter. The GPVSC is responsible for overseeing AWM’s proxy voting activities, including:

(i) adopting, monitoring and updating guidelines, attached as Exhibit A (Guidelines), that provide how AWM will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;

(ii) voting proxies where (A) the issues are not covered by specific client instruction or the Guidelines; (B) the Guidelines specify that the issues are to be determined on a case-by-case basis; or (C) where an exception to the Guidelines may be in the best economic interest of AWM’s clients; and

(iii) monitoring the Proxy Vendor Oversight’s proxy voting activities (see below).

AWM’s Proxy Vendor Oversight, a function of AWM’s Operations Group, is responsible for coordinating with ISS to administer AWM’s proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines, and overseeing ISS’ proxy responsibilities in this regard.

3. Availability of Proxy Voting Policies and Procedures and proxy voting record

Copies of these Policies and Procedures, as they may be updated from time to time, are made available to clients as required by law and otherwise at AWM’s discretion. Clients may also obtain information on how their proxies were voted by AWM as required by law and otherwise at AWM’s discretion; however, AWM must not selectively disclose its investment company clients’ proxy voting records. The Proxy Vendor Oversight will make proxy voting reports available to advisory clients upon request. The investment companies’ proxy voting records will be disclosed to shareholders by means of publicly-available annual filings of each company’s proxy voting record for 12-month periods ended June 30 (see Recordkeeping, below), if so required by relevant law.

IV. PROCEDURES

The key aspects of AWM’s proxy voting process are as follows:

1. The GPVSC’s Proxy Voting Guidelines

The Guidelines set forth the GPVSC’s standard voting positions on a comprehensive list of common proxy voting matters. The GPVSC has developed, and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.

The GPVSC will review the Guidelines as necessary to support the best economic interests of AWM’s clients and, in any event, at least annually. The GPVSC will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of clients. Before changing the Guidelines, the GPVSC will thoroughly review and evaluate the proposed change and the reasons therefore, and the GPVSC Chair will ask GPVSC members whether anyone outside of the AWM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an AWM advisory client has requested or attempted to influence the proposed change and whether any member has a conflict of interest with respect to the proposed change. If any such matter is reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee (see below) and will defer the approval, if possible. Lastly, the GPVSC will fully document its rationale for approving any change to the Guidelines.

The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AWM or an affiliate serves as investment adviser or sponsor. Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. Further, the manner in which AWM votes investment company proxies may differ from proposals for which a AWM-advised or sponsored investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are generally voted in accordance with the pre-determined guidelines of ISS. See Section IV.3.B.

Funds (Underlying Funds) in which Topiary Fund Management Fund of Funds (each, a Fund) invest, may from time to time seek to revise their investment terms (i.e. liquidity, fees, etc.) or investment structure. In such event, the Underlying Funds may require approval/consent from its investors to effect the relevant changes. Topiary Fund Management has adopted Proxy Voting Procedures which outline the process for these approvals.

2. Specific proxy voting decisions made by the GPVSC

The Proxy Vendor Oversight will refer to the GPVSC all proxy proposals (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis.

Additionally, if, the Proxy Vendor Oversight, the GPVSC Chair or any member of the GPVSC, a portfolio manager, a research analyst or a sub-adviser believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring the matter to the attention of the GPVSC Chair and/or the Proxy Vendor Oversight.2

If the Proxy Vendor Oversight refers a proxy proposal to the GPVSC or the GPVSC determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interests of clients, the GPVSC will evaluate and vote the proxy, subject to the procedures below regarding conflicts.

The GPVSC endeavors to hold meetings to decide how to vote particular proxies sufficiently before the voting deadline so that the procedures below regarding conflicts can be completed before the GPVSC’s voting determination.

[2]

The Proxy Vendor Oversight generally monitors upcoming proxy solicitations for heightened attention from the press or the industry and for novel or unusual proposals or circumstances, which may prompt the Proxy Vendor Oversight to bring the solicitation to the attention of the GPVSC Chair. AWM portfolio managers, AWM research analysts and sub-advisers also may bring a particular proxy vote to the attention of the GPVSC Chair, as a result of their ongoing monitoring of portfolio securities held by advisory clients and/or their review of the periodic proxy voting record reports that the GPVSC Chair distributes to AWM portfolio managers and AWM research analysts.

3. Certain proxy votes may not be cast

In some cases, the GPVSC may determine that it is in the best economic interests of its clients not to vote certain proxies. If the conditions below are met with regard to a proxy proposal, AWM will abstain from voting:

•	Neither the Guidelines nor specific client instructions cover an issue;

•	ISS does not make a recommendation on the issue;

•

The GPVSC cannot convene on the proxy proposal at issue to make a determination as to what would be in the client’s best interest. (This could happen, for example, if the Conflicts of Interest Management Sub-committee found that there was a material conflict or if despite all best efforts being made, the GPVSC quorum requirement could not be met).

In addition, it is AWM’s policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity. In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. For example, some jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis. Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often being the only way to attempt to vote proxies on the loaned securities. Lastly, the GPVSC may determine that the costs to the client(s) associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.

The Proxy Vendor Oversight will coordinate with the GPVSC Chair regarding any specific proxies and any categories of proxies that will not or cannot be voted. The reasons for not voting any proxy shall be documented.

4. Conflict of Interest Procedures

A. Procedures to Address Conflicts of Interest and Improper Influence

Overriding Principle. In the limited circumstances where the GPVSC votes proxies3, the GPVSC will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of AWM’s clients.4

Independence of the GPVSC. As a matter of Compliance policy, the GPVSC and the Proxy Vendor Oversight are structured to be independent from other parts of Deutsche Bank. Members of the GPVSC and the employee responsible for Proxy Vendor Oversight are employees of AWM. As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and Investment Banking division (“CIB”). Their compensation cannot be based upon their contribution to any business activity outside of AWM without prior approval of Legal and Compliance. They can have no contact with employees of Deutsche Bank outside of the Private Client and Asset Management division (“PCAM”) regarding specific clients, business matters or initiatives without the prior approval of Legal and Compliance. They furthermore may not discuss proxy votes with any person outside of AWM (and within AWM only on a need to know basis).

Conflict Review Procedures. There will be a committee (Conflicts of Interest Management Sub-Committee) established within AWM that will monitor for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the GPVSC. Promptly upon a determination that a vote shall be presented to the GPVSC, the GPVSC Chair shall notify the Conflicts of Interest Management Sub-Committee. The Conflicts of Interest Management Sub-Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if AWM or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered “material” to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the GPVSC’s decision on the particular vote at issue. GPVSC should provide the Conflicts of Interest Management Sub-Committee a reasonable amount of time (no less than 24 hours) to perform all necessary and appropriate reviews. To the extent that a conflicts review cannot be sufficiently completed by the Conflicts of Interest Management Sub-Committee the proxies will be voted in accordance with the standard guidelines.

The information considered by the Conflicts of Interest Management Sub-Committee may include without limitation information regarding (i) AWM client relationships; (ii) any relevant personal conflict known by the Conflicts of Interest Management Sub-Committee or brought to the attention of that sub-committee; (iii) and any communications with members of the GPVSC (or anyone participating or providing information to the GPVSC) and any person outside of the AWM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AWM advisory client regarding the vote at issue. In the context of any determination, the Conflicts of Interest Management Sub-Committee may consult with, and shall be entitled to rely upon, all applicable outside experts, including legal counsel.

Upon completion of the investigation, the Conflicts of Interest Management Sub-Committee will document its findings and conclusions. If the Conflicts of Interest Management Sub-Committee determines that (i) AWM has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts of Interest Management Sub-Committee will so inform the GPVSC chair.

If notified that AWM has a material conflict of interest as described above, the GPVSC chair will obtain instructions as to how the proxies should be voted either from (i) if time permits, the affected clients, or (ii) in accordance with the standard guidelines. If notified that certain individuals should be recused from the proxy vote at issue, the GPVSC Chair shall do so in accordance with the procedures set forth below.

[3]

As mentioned above, the GPVSC votes proxies (i) where neither a specific client instruction nor a Guideline directs how the proxy should be voted, (ii) where the Guidelines specify that an issue is to be determined on a case by case basis or (iii) where voting in accordance with the Guidelines may not be in the best economic interests of clients.

[4]

The Proxy Vendor Oversight, who serves as the non-voting secretary of the GPVSC, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote. Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts of Interest Management Sub-Committee.

Note: Any AWM employee who becomes aware of a potential, material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Compliance. Compliance shall call a meeting of the conflict review committee to evaluate such conflict and determine a recommended course of action.

Procedures to be followed by the GPVSC. At the beginning of any discussion regarding how to vote any proxy, the GPVSC Chair (or his or her delegate) will inquire as to whether any GPVSC member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to the Conflicts of Interest Management Sub-Committee.

The GPVSC Chair also will inquire of these same parties whether they have actual knowledge regarding whether any director, officer or employee outside of the AWM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an AWM advisory client, has: (i) requested that AWM, the Proxy Vendor Oversight (or any member thereof) or a GPVSC member vote a particular proxy in a certain manner; (ii) attempted to influence AWM, the Proxy Vendor Oversight (or any member thereof), a GPVSC member or any other person in connection with proxy voting activities; or (iii) otherwise communicated with a GPVSC member or any other person participating or providing information to the GPVSC regarding the particular proxy vote at issue, and which incident has not yet been reported to the Conflicts of Interest Management Sub-Committee.

If any such incidents are reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee and, if possible, will delay the vote until the Conflicts of Interest Management Sub-Committee can complete the conflicts report. If a delay is not possible, the Conflicts of Interest Management Sub-Committee will instruct the GPVSC whether anyone should be recused from the proxy voting process, or whether AWM should vote the proxy in accordance with the standard guidelines, seek instructions as to how to vote the proxy at issue from ISS or, if time permits, the affected clients. These inquiries and discussions will be properly reflected in the GPVSC’s minutes.

Duty to Report. Any AWM employee, including any GPVSC member (whether voting or ex officio), that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of the AWM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an AWM advisory client to influence, how AWM votes its proxies has a duty to disclose the existence of the situation to the GPVSC Chair (or his or her designee) and the details of the matter to the Conflicts of Interest Management Sub-Committee. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.

Recusal of Members. The GPVSC will recuse from participating in a specific proxy vote any GPVSC members (whether voting or ex officio) and/or any other person who (i) are personally involved in a material conflict of interest; or (ii) who, as determined by the Conflicts of Interest Management Sub-Committee, have actual knowledge of a circumstance or fact that could affect their independent judgment, in respect of such vote. The GPVSC will also exclude from consideration the views of any person (whether requested or volunteered) if the GPVSC or any member thereof knows, or if the Conflicts of Interest Management Sub-Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy, or has attempted to influence the vote in any manner prohibited by these policies.

If, after excluding all relevant GPVSC voting members pursuant to the paragraph above, there are three or more GPVSC voting members remaining, those remaining GPVSC members will determine how to vote the proxy in accordance with these Policies and Procedures. If there are fewer than three GPVSC voting members remaining, the GPVSC Chair will vote the proxy in accordance with the standard guidelines, will obtain instructions as to how to have the proxy voted from, if time permits, the affected clients and otherwise from ISS.

B. Investment Companies and Affiliated Public Companies

Investment Companies. As reflected in the Guidelines, all proxies solicited by open-end and closed-end investment companies are voted in accordance with the pre-determined guidelines of ISS, unless the investment company client directs AWM to vote differently on a specific proxy or specific categories of proxies. However, regarding investment companies for which AWM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Subject to participation agreements with certain Exchange Traded Funds (ETF) issuers that have received exemptive orders from the U.S. Securities and Exchange Commission allowing investing Deutsche funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAWM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Affiliated Public Companies. For proxies solicited by non-investment company issuers of or within the Deutsche Bank organization, e.g., Deutsche Bank itself, these proxies will be voted in the same proportion as the vote of other shareholders (i.e., mirror or echo voting).

Note: With respect to the Central Cash Management Fund (registered under the Investment Company Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the Central Cash Management Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.

C. Other Procedures That Limit Conflicts of Interest

AWM and other entities in the Deutsche Bank organization have adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including but not limited to:

•	Code of Business Conduct and Ethics - DB Group

•	Conflicts of Interest Policy - DB Group

•	Information Sharing Procedures - DeAWM

•	Code of Ethics - DeAWM

•	Code of Professional Conduct - US

The GPVSC expects that these policies, procedures and internal controls will greatly reduce the chance that the GPVSC (or, its members) would be involved in, aware of or influenced by, an actual or apparent conflict of interest.

V. RECORDKEEPING

At a minimum, the following types of records must be properly maintained and readily accessible in order to evidence compliance with this policy.

•	AWM will maintain a record of each vote cast by AWM that includes among other things, company name, meeting date, proposals presented, vote cast and shares voted.

•	The Proxy Vendor Oversight maintains records for each of the proxy ballots it votes. Specifically, the records include, but are not limited to:

•	The proxy statement (and any additional solicitation materials) and relevant portions of annual statements.

•	Any additional information considered in the voting process that may be obtained from an issuing company, its agents or proxy research firms.

•	Analyst worksheets created for stock option plan and share increase analyses.

•	Proxy Edge print-screen of actual vote election.

AWM will retain these Policies and Procedures and the Guidelines; will maintain records of client requests for proxy voting information; and will retain any documents the Proxy Vendor Oversight or the GPVSC prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.

The GPVSC also will create and maintain appropriate records documenting its compliance with these Policies and Procedures, including records of its deliberations and decisions regarding conflicts of interest and their resolution.

With respect to AWM’s investment company clients, ISS will create and maintain records of each company’s proxy voting record for 12-month periods ended June 30. AWM will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the company was entitled to vote:

•	The name of the issuer of the portfolio security;

•	The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

•	The Council on Uniform Securities Identification Procedures number for the portfolio security (if the number is available through reasonably practicable means);

•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the company cast its vote on the matter;

•	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

•	Whether the company cast its vote for or against management.

Note: This list is intended to provide guidance only in terms of the records that must be maintained in accordance with this policy. In addition, please note that records must be maintained in accordance with the applicable AWM Records Management Policy.

With respect to electronically stored records, “properly maintained” is defined as complete, authentic (unalterable) usable and backed-up. At a minimum, records should be retained for a period of not less than six years (or longer, if necessary to comply with applicable regulatory requirements), the first three years in an appropriate AWM office.

VI. THE GPVSC’S OVERSIGHT ROLE

In addition to adopting the Guidelines and making proxy voting decisions on matters referred to it as set forth above, the GPVSC will monitor the proxy voting process by reviewing summary proxy information presented by ISS. The GPVSC will use this review process to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and will be documented in the GPVSC’s minutes.

Attachment A – Global Proxy Voting Guidelines

Deutsche Asset & Wealth Management

Global Proxy Voting Guidelines

As Amended February 2013

[GRAPHIC OMITTED]

TABLE OF CONTENTS

I		Board Of Directors And Executives
	A	Election Of Directors
	B	Classified Boards Of Directors
	C	Board And Committee Independence
	D	Liability And Indemnification Of Directors
	E	Qualifications Of Directors
	F	Removal Of Directors And Filling Of Vacancies
	G	Proposals To Fix The Size Of The Board
	H	Proposals to Restrict Chief Executive Officer’s Service on Multiple Boards
	I	Proposals to Restrict Supervisory Board Members Service on Multiple Boards
	J	Proposals to Establish Audit Committees

II		Capital Structure
	A	Authorization Of Additional Shares
	B	Authorization Of “Blank Check” Preferred Stock
	C	Stock Splits/Reverse Stock Splits
	D	Dual Class/Supervoting Stock
	E	Large Block Issuance
	F	Recapitalization Into A Single Class Of Stock
	G	Share Repurchases
	H	Reductions In Par Value

III		Corporate Governance Issues
	A	Confidential Voting
	B	Cumulative Voting
	C	Supermajority Voting Requirements
	D	Shareholder Right To Vote

IV		Compensation
	A	Establishment of a Remuneration Committee
	B	Executive And Director Stock Option Plans
	C	Employee Stock Option/Purchase Plans
	D	Golden Parachutes
	E	Proposals To Limit Benefits Or Executive Compensation
	F	Option Expensing
	G	Management board election and motion
	H	Remuneration (variable pay)
	I	Long-term incentive plans
	J	Shareholder Proposals Concerning “Pay For Superior Performance”
	K	Executive Compensation Advisory
	L	Advisory Votes on Executive Compensation
	M	Frequency of Advisory Vote on Executive Compensation

V		Anti-Takeover Related Issues
	A	Shareholder Rights Plans (“Poison Pills”)
	B	Reincorporation
	C	Fair-Price Proposals
	D	Exemption From State Takeover Laws
	E	Non-Financial Effects Of Takeover Bids

VI		Mergers & Acquisitions

VII		Environmental, Social & Political Issues

	A	Principles for Responsible Investment (“PRI”)
	B	ESG Issues
	C	Labor & Human Rights
	D	Diversity & Equality
	E	Health & Safety
	F	Government/Military
	G	Tobacco

VIII		Miscellaneous Items

	A	Ratification Of Auditors
	B	Limitation Of Non-Audit Services Provided By Independent Auditor
	C	Audit Firm Rotation
	D	Transaction Of Other Business
	E	Motions To Adjourn The Meeting
	F	Bundled Proposals
	G	Change Of Company Name
	H	Proposals Related To The Annual Meeting
	I	Reimbursement Of Expenses Incurred From Candidate Nomination
	J	Investment Company Proxies
	K	International Proxy Voting

These Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AWM or an affiliate serves as investment adviser or sponsor.

NOTE: Because of the unique structure and regulatory scheme applicable to closed-end investment companies, the voting guidelines (particularly those related to governance issues) generally will be inapplicable to holdings of closed-end investment companies. As a result, determinations on the appropriate voting recommendation for closed-end investment company shares will be made on a case-by-case basis.

I. Board of Directors and Executives

A. Election of Directors

Routine: AWM Policy is to vote “for” the uncontested election of directors. Votes for a director in an uncontested election will be withheld in cases where a director has shown an inability to perform his/her duties in the best interests of the shareholders.

Proxy contest: In a proxy contest involving election of directors, a case-by-case voting decision will be made based upon analysis of the issues involved and the merits of the incumbent and dissident slates of directors. AWM will incorporate the decisions of a third party proxy research vendor, currently, Institutional Shareholder Services (ISS) subject to review by the Proxy Voting Sub-Committee (GPVSC) as set forth in the AWM’s Proxy Voting Policies and Procedures.

Rationale: The large majority of corporate directors fulfill their fiduciary obligation and in most cases support for management’s nominees is warranted. As the issues relevant to a contested election differ in each instance, those cases must be addressed as they arise.

B. Classified Boards of Directors

AWM policy is to vote against proposals to classify the board and for proposals to repeal classified boards and elect directors annually.

Rationale: Directors should be held accountable on an annual basis. By entrenching the incumbent board, a classified board may be used as an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.

C. Board and Committee Independence

AWM policy is to vote:

1.	“For” proposals that require that a certain percentage (majority up to 66 2/3%) of members of a board of directors be comprised of independent or unaffiliated directors.

2.	“For” proposals that require all members of a company’s compensation, audit, nominating, or other similar committees be comprised of independent or unaffiliated directors.

3.	“Against” shareholder proposals to require the addition of special interest, or constituency, representatives to boards of directors.

4.	“For” separation of the Chairman and CEO positions.

5.	“Against” proposals that require a company to appoint a Chairman who is an independent director.

Rationale: Board independence is a cornerstone of effective governance and accountability. A board that is sufficiently independent from management assures that shareholders’ interests are adequately represented. However, the Chairman of the board must have sufficient involvement in and experience with the operations of the company to perform the functions required of that position and lead the company.

No director qualifies as ‘independent’ unless the board of directors affirmatively determines that the director has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company).

Whether a director is in fact not “independent” will depend on the laws and regulations of the primary market for the security and the exchanges, if any, on which the security trades.

D. Liability and Indemnification of Directors

AWM policy is to vote “for” management proposals to limit directors’ liability and to broaden the indemnification of directors, unless broader indemnification or limitations on directors’ liability would affect shareholders’ interests in pending litigation.

Rationale: While shareholders want directors and officers to be responsible for their actions, it is not in the best interests of the shareholders for them to be to risk averse. If the risk of personal liability is too great, companies may not be able to find capable directors willing to serve. We support expanding coverage only for actions taken in good faith and not for serious violations of fiduciary obligation or negligence.

E. Qualifications of Directors

AWM policy is to follow management’s recommended vote on either management or shareholder proposals that set retirement ages for directors or require specific levels of stock ownership by directors.

Rationale: As a general rule, the board of directors, and not the shareholders, is most qualified to establish qualification policies.

F. Removal of Directors and Filling of Vacancies

AWM policy is to vote “against” proposals that include provisions that directors may be removed only for cause or proposals that include provisions that only continuing directors may fill board vacancies.

Rationale: Differing state statutes permit removal of directors with or without cause. Removal of directors for cause usually requires proof of self-dealing, fraud or misappropriation of corporate assets, limiting shareholders’ ability to remove directors except under extreme circumstances. Removal without cause requires no such showing.

Allowing only incumbent directors to fill vacancies can serve as an anti-takeover device, precluding shareholders from filling the board until the next regular election.

G. Proposals to Fix the Size of the Board

AWM policy is to vote:

1.	“For” proposals to fix the size of the board unless: (a) no specific reason for the proposed change is given; or (b) the proposal is part of a package of takeover defenses.

2.	“Against” proposals allowing management to fix the size of the board without shareholder approval.

Rationale: Absent danger of anti-takeover use, companies should be granted a reasonable amount of flexibility in fixing the size of its board.

H. Proposals to Restrict Chief Executive Officer’s Service on Multiple Boards

AWM policy is to vote “For” proposals to restrict a Chief Executive Officer from serving on more than three outside boards of directors.

Rationale: Chief Executive Officer must have sufficient time to ensure that shareholders’ interests are represented adequately.

Note: A director’s service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

I. Proposals to Restrict Supervisory Board Members Service on Multiple Boards (For FFT Securities)

AWM policy is to vote “for” proposals to restrict a Supervisory Board Member from serving on more than five supervisory boards.

Rationale: We consider a strong, independent and knowledgeable supervisory board as important counter-balance to executive management to ensure that the interests of shareholders are fully reflected by the company.

Full information should be disclosed in the annual reports and accounts to allow all shareholders to judge the success of the supervisory board controlling their company.

Supervisory Board Member must have sufficient time to ensure that shareholders’ interests are represented adequately.

Note: A director’s service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

J. Proposals to Establish Audit Committees (For FFT and U.S. Securities)

AWM policy is to vote “for” proposals that require the establishment of audit committees.

Rationale: The audit committee should deal with accounting and risk management related questions, verifies the independence of the auditor with due regard to possible conflicts of interest. It also should determine the procedure of the audit process.

II. Capital Structure

A. Authorization of Additional Shares (For U.S. Securities)

AWM policy is to vote “for” proposals to increase the authorization of existing classes of stock that do not exceed a 3:1 ratio of shares authorized to shares outstanding for a large cap company, and do not exceed a 4:1 ratio of shares authorized to shares outstanding for a small-midcap company (companies having a market capitalization under one billion U.S. dollars.).

Rationale: While companies need an adequate number of shares in order to carry on business, increases requested for general financial flexibility must be limited to protect shareholders from their potential use as an anti-takeover device. Requested increases for specifically designated, reasonable business purposes (stock split, merger, etc.) will be considered in light of those purposes and the number of shares required.

B. Authorization of “Blank Check” Preferred Stock (For U.S. Securities)

AWM policy is to vote:

1.

“Against” proposals to create blank check preferred stock or to increase the number of authorized shares of blank check preferred stock unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.

2.	“For” proposals mandating shareholder approval of blank check stock placement.

Rationale: Shareholders should be permitted to monitor the issuance of classes of preferred stock in which the board of directors is given unfettered discretion to set voting, dividend, conversion and other rights for the shares issued.

C. Stock Splits/Reverse Stock Splits

AWM policy is to vote “for” stock splits if a legitimate business purpose is set forth and the split is in the shareholders’ best interests. A vote is cast “for” a reverse stock split only if the number of shares authorized is reduced in the same proportion as the reverse split or if the effective increase in authorized shares (relative to outstanding shares) complies with the proxy guidelines for common stock increases (see Section II.A, above).

Rationale: Generally, stock splits do not detrimentally affect shareholders. Reverse stock splits, however, may have the same result as an increase in authorized shares and should be analyzed accordingly.

D. Dual Class/Supervoting Stock

AWM policy is to vote “against” proposals to create or authorize additional shares of super-voting stock or stock with unequal voting rights.

Rationale: The “one share, one vote” principal ensures that no shareholder maintains a voting interest exceeding their equity interest in the company.

E. Large Block Issuance (For U.S. Securities)

AWM policy is to address large block issuances of stock on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AWM’s Proxy Policies and Procedures.

Additionally, AWM supports proposals requiring shareholder approval of large block issuances.

Rationale: Stock issuances must be reviewed in light of the business circumstances leading to the request and the potential impact on shareholder value.

F. Recapitalization into a Single Class of Stock

AWM policy is to vote “for” recapitalization plans to provide for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.

Rationale: Consolidation of multiple classes of stock is a business decision that may be left to the board and/or management if there is no adverse effect on shareholders.

G. Share Repurchases

AWM policy is to vote “for” share repurchase plans provided all shareholders are able to participate on equal terms.

Rationale: Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders.

H. Reductions in Par Value

AWM policy is to vote “for” proposals to reduce par value, provided a legitimate business purpose is stated (e.g., the reduction of corporate tax responsibility).

Rationale: Usually, adjustments to par value are a routine financial decision with no substantial impact on shareholders.

III. Corporate Governance Issues

A. Confidential Voting

AWM policy is to vote “for” proposals to provide for confidential voting and independent tabulation of voting results and to vote “against” proposals to repeal such provisions.

Rationale: Confidential voting protects the privacy rights of all shareholders. This is particularly important for employee-shareholders or shareholders with business or other affiliations with the company, who may be vulnerable to coercion or retaliation when opposing management. Confidential voting does not interfere with the ability of corporations to communicate with all shareholders, nor does it prohibit shareholders from making their views known directly to management.

B. Cumulative Voting (For U.S. Securities)

AWM policy is to vote “against” shareholder proposals requesting cumulative voting and “for” management proposals to eliminate it. The protections afforded shareholders by cumulative voting are not necessary when a company has a history of good performance and does not have a concentrated ownership interest. Accordingly, a vote is cast “against” cumulative voting and “for” proposals to eliminate it if:

a)	The company has a five year return on investment greater than the relevant industry index,

b)	All directors and executive officers as a group beneficially own less than 10% of the outstanding stock, and

c)	No shareholder (or voting block) beneficially owns 15% or more of the company.

Thus, failure of any one of the three criteria results in a vote for cumulative voting in accordance with the general policy.

Rationale: Cumulative voting is a tool that should be used to ensure that holders of a significant number of shares may have board representation; however, the presence of other safeguards may make their use unnecessary.

C. Supermajority Voting Requirements

AWM policy is to vote “against” management proposals to require a supermajority vote to amend the charter or by-laws and to vote “for” shareholder proposals to modify or rescind existing supermajority requirements.

*	Exception made when company holds a controlling position and seeks to lower threshold to maintain control and/or make changes to corporate by-laws.

Rationale: Supermajority voting provisions violate the democratic principle that a simple majority should carry the vote. Setting supermajority requirements may make it difficult or impossible for shareholders to remove egregious by-law or charter provisions. Occasionally, a company with a significant insider held position might attempt to lower a supermajority threshold to make it easier for management to approve provisions that may be detrimental to shareholders. In that case, it may not be in the shareholders interests to lower the supermajority provision.

D. Shareholder Right to Vote

AWM policy is to vote “against” proposals that restrict the right of shareholders to call special meetings, amend the by-laws, or act by written consent. Policy is to vote “for” proposals that remove such restrictions.

Rationale: Any reasonable means whereby shareholders can make their views known to management or affect the governance process should be supported.

IV. Compensation

Annual Incentive Plans or Bonus Plans are often submitted to shareholders for approval. These plans typically award cash to executives based on company performance. Deutsche Bank believes that the responsibility for executive compensation decisions rest with the board of directors and/or the compensation committee, and its policy is not to second-guess the board’s award of cash compensation amounts to executives unless a particular award or series of awards is deemed excessive. If stock options are awarded as part of these bonus or incentive plans, the provisions must meet Deutsche Bank’s criteria regarding stock option plans, or similar stock-based incentive compensation schemes, as set forth below.

A. Establishment of a Remuneration Committee (For FFT Securities)

AWM policy is to vote “for” proposals that require the establishment of a remuneration committee.

Rationale: Corporations should disclose in each annual report or proxy statement their policies on remuneration. Essential details regarding executive remuneration including share options, long-term incentive plans and bonuses, should be disclosed in the annual report, so that investors can judge whether corporate pay policies and practices meet the standard.

The remuneration committee shall not comprise any board members and should be sensitive to the wider scene on executive pay. It should ensure that performance-based elements of executive pay are designed to align the interests of shareholders.

B. Executive and Director Stock Option Plans

AWM policy is to vote “for” stock option plans that meet the following criteria:

(1)

The resulting dilution of existing shares is less than (a) 15 percent of outstanding shares for large capital corporations or (b) 20 percent of outstanding shares for small-mid capital companies (companies having a market capitalization under one billion U.S. dollars).

(2)

The transfer of equity resulting from granting options at less than FMV is no greater than 3% of the over-all market capitalization of large capital corporations, or 5% of market cap for small-mid capital companies.

(3)	The plan does not contain express repricing provisions and, in the absence of an express statement that options will not be repriced; the company does not have a history of repricing options.

(4)	The plan does not grant options on super-voting stock.

AWM will support performance-based option proposals as long as a) they do not mandate that all options granted by the company must be performance based, and b) only certain high-level executives are subject to receive the performance based options.

AWM will support proposals to eliminate the payment of outside director pensions.

Rationale: Determining the cost to the company and to shareholders of stock-based incentive plans raises significant issues not encountered with cash-based compensation plans. These include the potential dilution of existing shareholders’ voting power, the transfer of equity out of the company resulting from the grant and execution of options at less than FMV and the authority to reprice or replace underwater options. Our stock option plan analysis model seeks to allow reasonable levels of flexibility for a company yet still protect shareholders from the negative impact of excessive stock compensation. Acknowledging that small mid-capital corporations often rely more heavily on stock option plans as their main source of executive compensation and may not be able to compete with their large capital competitors with cash compensation, we provide slightly more flexibility for those companies.

C. Employee Stock Option/Purchase Plans

AWM policy is to vote for employee stock purchase plans (ESPP’s) when the plan complies with Internal Revenue Code 423, allowing non-management employees to purchase stock at 85% of FMV.

AWM policy is to vote “for” employee stock option plans (ESOPs) provided they meet the standards for stock option plans in general. However, when computing dilution and transfer of equity, ESOPs are considered independently from executive and director option plans.

Rationale: ESOPs and ESPP’s encourage rank-and-file employees to acquire an ownership stake in the companies they work for and have been shown to promote employee loyalty and improve productivity.

D. Golden Parachutes

AWM policy is to vote “for” proposals to require shareholder approval of golden parachutes and for proposals that would limit golden parachutes to no more than three times base compensation. Policy is to vote “against” more restrictive shareholder proposals to limit golden parachutes.

Rationale: In setting a reasonable limitation, AWM considers that an effective parachute should be less attractive than continued employment and that the IRS has opined that amounts greater than three times annual salary, are excessive.

E. Proposals to Limit Benefits or Executive Compensation

AWM policy is to vote “against”

1.	Proposals to limit benefits, pensions or compensation and

2.	Proposals that request or require disclosure of executive compensation greater than the disclosure required by Securities and Exchange Commission (SEC) regulations.

Rationale: Levels of compensation and benefits are generally considered to be day-to-day operations of the company, and are best left unrestricted by arbitrary limitations proposed by shareholders.

F. Option Expensing

AWM policy is to support proposals requesting companies to expense stock options.

Rationale: Although companies can choose to expense options voluntarily, the Financial Accounting Standards Board (FASB) does not yet require it, instead allowing companies to disclose the theoretical value of options as a footnote. Because the expensing of stock options lowers earnings, most companies elect not to do so. Given the fact that options have become an integral component of compensation and their exercise results in a transfer of shareholder value, AWM agrees that their value should not be ignored and treated as “no cost” compensation. The expensing of stock options would promote more modest and appropriate use of stock options in executive compensation plans and present a more accurate picture of company operational earnings.

G. Management board election and motion (For FFT Securities)

AWM policy is to vote “against”:

•	the election of board members with positions on either remuneration or audit committees;

•	the election of supervisory board members with too many supervisory board mandates;

•	“automatic” election of former board members into the supervisory board.

Rationale: Management as an entity, and each of its members, are responsible for all actions of the company, and are - subject to applicable laws and regulations - accountable to the shareholders as a whole for their actions.

Sufficient information should be disclosed in the annual company report and account to allow shareholders to judge the success of the company.

H. Remuneration (variable pay): (For FFT Securities)

Executive remuneration for Management Board

AWM policy is to vote “for” remuneration for Management Board that is transparent and linked to results.

Rationale: Executive compensation should motivate management and align the interests of management with the shareholders. The focus should be on criteria that prevent excessive remuneration; but enable the company to hire and retain first-class professionals.

Shareholder interests are normally best served when management is remunerated to optimize long-term returns. Criteria should include suitable measurements like return on capital employed or economic value added.

Interests should generally also be correctly aligned when management own shares in the company – even more so if these shares represent a substantial portion of their own wealth.

Its disclosure shall differentiate between fixed pay, variable (performance related) pay and long-term incentives, including stock option plans with valuation ranges as well as pension and any other significant arrangements.

Executive remuneration for Supervisory Board

AWM policy is to vote “for” remuneration for Supervisory Board that is at least 50% in fixed form.

Rationale: It would normally be preferable if performance linked compensation were not based on dividend payments, but linked to suitable result based parameters. Consulting and procurement services should also be published in the company report.

I. Long-term incentive plans (For FFT Securities)

AWM policy is to vote “for” long-term incentive plans for members of a management board that reward for above average company performance.

Rationale: Incentive plans will normally be supported if they:

•	directly align the interests of members of management boards with those of shareholders;

•	establish challenging performance criteria to reward only above average performance;

•	measure performance by total shareholder return in relation to the market or a range of comparable companies;

•	are long-term in nature and encourage long-term ownership of the shares once exercised through minimum holding periods;

•	do not allow a repricing of the exercise price in stock option plans.

J. Shareholder Proposals Concerning “Pay for Superior Performance”

AWM policy is to address pay for superior performance proposals on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AWM’s Proxy Policies and Procedures.

Rationale: While AWM agrees that compensation issues are better left to the discretion of management, they appreciate the need to monitor for excessive compensation practices on a case by case basis. If, after a review of the ISS metrics, AWM is comfortable with ISS’s applying this calculation and will vote according to their recommendation.

K. Executive Compensation Advisory

AWM policy is to follow management’s recommended vote on shareholder proposals to propose an advisory resolution seeking to ratify the compensation of the company’s named executive officers (NEOs) on an annual basis.

Rationale: AWM believes that controls exist within senior management and corporate compensation committees, ensuring fair compensation to executives. This might allow shareholders to require approval for all levels of management’s compensation.

L. Advisory Votes on Executive Compensation

AWM policy is to evaluate Executive Compensation proposals on a case-by-case basis, where locally defined this may be done by incorporating the recommendation of an independent third party proxy research firm. AWM will oppose Advisory Votes on Executive Compensation if:

•	there is a significant misalignment between CEO pay and company performance;

•	the company maintains significant problematic pay practices;

•	the board exhibits a significant level of poor communication and responsiveness to shareholders.

Rationale: While AWM agrees that compensation issues are better left to the discretion of management, they appreciate the need to take action on this nonbinding proposal if excessive compensation practices exist.

M. Frequency of Advisory Vote on Executive Compensation

AWM policy is to vote “for” annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Rationale: AWM believes that annual advisory vote gives shareholders the opportunity to express any compensation concerns to the Executive Compensation proposal which is an advisory voting.

V. Anti-Takeover Related Issues

A. Shareholder Rights Plans (“Poison Pills”)

AWM policy is to vote “for” proposals to require shareholder ratification of poison pills or that request boards to redeem poison pills, and to vote “against” the adoption of poison pills if they are submitted for shareholder ratification.

Rationale: Poison pills are the most prevalent form of corporate takeover defenses and can be (and usually are) adopted without shareholder review or consent. The potential cost of poison pills to shareholders during an attempted takeover outweighs the benefits.

B. Reincorporation

AWM policy is to examine reincorporation proposals on a case-by-case basis. The voting decision is based on: (1) differences in state law between the existing state of incorporation and the proposed state of incorporation; and (2) differences between the existing and the proposed charter/by-laws/articles of incorporation and their effect on shareholder rights. If changes resulting from the proposed reincorporation violate the corporate governance principles set forth in these guidelines, the reincorporation will be deemed contrary to shareholder’s interests and a vote cast “against.”

Rationale: Reincorporations can be properly analyzed only by looking at the advantages and disadvantages to their shareholders. Care must be taken that anti-takeover protection is not the sole or primary result of a proposed change.

C. Fair-Price Proposals

AWM policy is to vote “for” management fair-price proposals, provided that: (1) the proposal applies only to two-tier offers; (2) the proposal sets an objective fair-price test based on the highest price that the acquirer has paid for a company’s shares; (3) the supermajority requirement for bids that fail the fair-price test is no higher than two-thirds of the outstanding shares; (4) the proposal contains no other anti-takeover provisions or provisions that restrict shareholders rights.

A vote is cast for shareholder proposals that would modify or repeal existing fair-price requirements that do not meet these standards.

Rationale: While fair price provisions may be used as anti-takeover devices, if adequate provisions are included, they provide some protection to shareholders who have some say in their application and the ability to reject those protections if desired.

D. Exemption from state takeover laws

AWM policy is to vote “for” shareholder proposals to opt out of state takeover laws and to vote “against” management proposals requesting to opt out of state takeover laws.

Rationale: Control share statutes, enacted at the state level, may harm long-term share value by entrenching management. They also unfairly deny certain shares their inherent voting rights.

E. Non-financial Effects of Takeover Bids

Policy is to vote “against” shareholder proposals to require consideration of non-financial effects of merger or acquisition proposals.

Rationale: Non-financial effects may often be subjective and are secondary to AWM’s stated purpose of acting in its client’s best economic interest.

VI. Mergers & Acquisitions

Evaluation of mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) are performed on a case-by-case basis incorporating information from an independent proxy research source (currently ISS.) Additional resources including portfolio management and research analysts may be considered as set forth in AWM’s Policies and Procedures.

VII. Environmental, Social & Governance Issues

Environmental, social and governance issues (ESG) are becoming increasingly important to corporate success. We incorporate ESG considerations into both our investment decisions and our proxy voting decisions – particularly if the financial performance of the company could be impacted. Companies or states that seriously contravene internationally accepted ethical principles will be subject to heightened scrutiny.

A. Principles for Responsible Investment

AWM policy is to actively engage with companies on ESG issues and participate in ESG initiatives. In this context, AWM (a) votes “for increased disclosure on ESG issues; (b) is willing to participate in the development of policy, regulation and standard setting (such as promoting and protecting shareholder rights); (c) could support shareholder initiatives and also file shareholder resolutions with long term ESG considerations and improved ESG disclosure, when applicable; (d) could support standardized ESG reporting and issues to be integrated within annual financial reports; and (e) on a case by case basis, will generally follow management’s recommended vote on other matters related to ESG issues.

Rationale: ESG issues can affect the performance of investment portfolios (to varying degrees across companies, sectors, regions, asset classes and through time).

B. ESG Issues

AWM policy is to vote in line with the CERES recommendation on Environmental matters covered under the CERES Principles, and Social and Sustainability issues not specifically addressed elsewhere in the Guidelines. AWM will rely on ISS to identify shareholder proposals addressing CERES Principles and proxies will be voted in accordance with ISS’s predetermined voting guidelines on CERES Principles.

Any matter that is to be voted on, consented to or approved by the voting members, may take place in person, telephonically or via other electronic means. In addition, voting members may act in writing, including without limitation, via e-mail.

Rationale: AWM supports the CERES Principles and as such generally votes proxies in line with the CERES recommendation.

C. Labor & Human Rights

AWM policy is to vote “against” adopting global codes of conduct or workplace standards exceeding those mandated by law.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies.

D. Diversity & Equality

1.	AWM policy is to vote “against” shareholder proposals to force equal employment opportunity, affirmative action or board diversity.

Rationale: Compliance with State and Federal legislation along with information made available through filings with the EEOC provides sufficient assurance that companies act responsibly and make information public.

2.	AWM policy is also to vote “against” proposals to adopt the Mac Bride Principles. The Mac Bride Principles promote fair employment, specifically regarding religious discrimination.

Rationale: Compliance with the Fair Employment Act of 1989 makes adoption of the Mac Bride Principles redundant. Their adoption could potentially lead to charges of reverse discrimination.

E. Health & Safety

1.	AWM policy is to vote “against” adopting a pharmaceutical price restraint policy or reporting pricing policy changes.

Rationale: Pricing is an integral part of business for pharmaceutical companies and should not be dictated by shareholders (particularly pursuant to an arbitrary formula). Disclosing pricing policies may also jeopardize a company’s competitive position in the marketplace.

2.	AWM policy is to vote “against” shareholder proposals to control the use or labeling of and reporting on genetically engineered products.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies.

F. Government/Military

1.

AWM policy is to vote against shareholder proposals regarding the production or sale of military arms or nuclear or space-based weapons, including proposals seeking to dictate a company’s interaction with a particular foreign country or agency.

Rationale: Generally, management is in a better position to determine what products or industries a company can and should participate in. Regulation of the production or distribution of military supplies is, or should be, a matter of government policy.

2.	AWM policy is to vote “against” shareholder proposals regarding political contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

3.	AWM policy is to vote “against” shareholder proposals regarding charitable contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

G. Tobacco

1.

AWM policy is to vote “against” shareholder proposals requesting additional standards or reporting requirements for tobacco companies as well as “against” requesting companies to report on the intentional manipulation of nicotine content.

Rationale: Where a tobacco company’s actions meet the requirements of legal and industry standards, imposing additional burdens may detrimentally affect a company’s ability to compete. The disclosure of nicotine content information could affect the company’s rights in any pending or future litigation.

2.	Shareholder requests to spin-off or restructure tobacco businesses will be opposed.

Rationale: These decisions are more appropriately left to the Board and management, and not to shareholder mandate.

VIII. Miscellaneous Items

A. Ratification of Auditors

AWM policy is to vote “for” a) the management recommended selection of auditors and b) proposals to require shareholder approval of auditors.

Rationale: Absent evidence that auditors have not performed their duties adequately, support for management’s nomination is warranted.

B. Limitation of non-audit services provided by independent auditor

AWM policy is to support proposals limiting non-audit fees to 50% of the aggregate annual fees earned by the firm retained as a company’s independent auditor.

Rationale: In the wake of financial reporting problems and alleged audit failures at a number of companies, AWM supports the general principle that companies should retain separate firms for audit and consulting services to avoid potential conflicts of interest. However, given the protections afforded by the recently enacted Sarbanes-Oxley Act of 2002 (which requires Audit Committee pre-approval for non-audit services and prohibits auditors from providing specific types of services), and the fact that some non-audit services are legitimate audit-related services, complete separation of audit and consulting fees may not be warranted. A reasonable limitation is appropriate to help ensure auditor independence and it is reasonable to expect that audit fees exceed non-audit fees.

C. Audit firm rotation

AWM policy is to vote against proposals seeking audit firm rotation.

Rationale: While the Sarbanes-Oxley Act mandates that the lead audit partner be switched every five years, AWM believes that rotation of the actual audit firm would be costly and disruptive.

D. Transaction of Other Business

AWM policy is to vote against “transaction of other business” proposals.

Rationale: This is a routine item to allow shareholders to raise other issues and discuss them at the meeting. As the nature of these issues may not be disclosed prior to the meeting, we recommend a vote against these proposals. This protects shareholders voting by proxy (and not physically present at a meeting) from having action taken at the meeting that they did not receive proper notification of or sufficient opportunity to consider.

E. Motions to Adjourn the Meeting

AWM Policy is to vote against proposals to adjourn the meeting.

Rationale: Management may seek authority to adjourn the meeting if a favorable outcome is not secured. Shareholders should already have had enough information to make a decision. Once votes have been cast, there is no justification for management to continue spending time and money to press shareholders for support.

F. Bundled Proposals

AWM policy is to vote against bundled proposals if any bundled issue would require a vote against it if proposed individually.

Rationale: Shareholders should not be forced to “take the good with the bad” in cases where the proposals could reasonably have been submitted separately.

G. Change of Company Name

AWM policy is to support management on proposals to change the company name.

Rationale: This is generally considered a business decision for a company.

H. Proposals Related to the Annual Meeting

AWM Policy is to vote in favor of management for proposals related to the conduct of the annual meeting (meeting time, place, etc.).

Rationale: These are considered routine administrative proposals.

I. Reimbursement of Expenses Incurred from Candidate Nomination

AWM policy is to follow management’s recommended vote on shareholder proposals related to the amending of company by-laws to provide for the reimbursement of reasonable expenses incurred in connection with nominating one or more candidates in a contested election of directors to the corporation’s board of directors.

Rationale: Corporations should not be liable for costs associated with shareholder proposals for directors.

J. Investment Company Proxies

Proxies solicited by investment companies are voted in accordance with the recommendations of an independent third party, currently ISS. However, regarding investment companies for which AWM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders. Proxies solicited by master funds from feeder funds will be voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. For example, AWM could vote “for” staggered boards of closed-end investment companies, although AWM generally votes “against” staggered boards for operating companies. Further, the manner in which AWM votes investment company proxies may differ from proposals for which a AWM-advised investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are voted in accordance with the pre-determined guidelines of an independent third-party.

Subject to participation agreements with certain Exchange Traded Funds (ETF) issuers that have received exemptive orders from the U.S. Securities and Exchange Commission allowing investing Deutsche funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAWM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Note: With respect to the Central Cash Management Fund (registered under the Investment Company Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the Central Cash Management Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.

K. International Proxy Voting

The above guidelines pertain to issuers organized in the United States, Canada and Germany. Proxies solicited by other issuers are voted in accordance with international guidelines or the recommendation of ISS and in accordance with applicable law and regulation.